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                                                                     Exhibit 4.1

                    BLUELINX CORPORATION HOURLY SAVINGS PLAN
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                                TABLE OF CONTENTS

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                                    ARTICLE I
                                   DEFINITIONS

                                   ARTICLE II
                                 ADMINISTRATION

2.1    POWERS AND RESPONSIBILITIES OF THE EMPLOYER.........................   11
2.2    DESIGNATION OF ADMINISTRATIVE AUTHORITY.............................   11
2.3    ALLOCATION AND DELEGATION OF RESPONSIBILITIES.......................   12
2.4    POWERS AND DUTIES OF THE ADMINISTRATOR..............................   12
2.5    RECORDS AND REPORTS.................................................   13
2.6    APPOINTMENT OF ADVISERS.............................................   13
2.7    INFORMATION FROM EMPLOYER...........................................   14
2.8    PAYMENT OF EXPENSES.................................................   14
2.9    MAJORITY ACTIONS....................................................   14
2.10   CLAIMS PROCEDURE....................................................   14
2.11   CLAIMS REVIEW PROCEDURE.............................................   14

                                   ARTICLE III
                          ELIGIBILITY AND PARTICIPATION

3.1    CONDITIONS OF ELIGIBILITY...........................................   16
3.2    EFFECTIVE DATE OF PARTICIPATION.....................................   16
3.3    DETERMINATION OF ELIGIBILITY........................................   17
3.4    TERMINATION OF ELIGIBILITY..........................................   17
3.5    OMISSION OF ELIGIBLE EMPLOYEE.......................................   17
3.6    INCLUSION OF INELIGIBLE EMPLOYEE....................................   17
3.7    REHIRED EMPLOYEES...................................................   17
3.8    ELECTION NOT TO PARTICIPATE.........................................   18

                                   ARTICLE IV
                           CONTRIBUTION AND ALLOCATION

4.1    FORMULA FOR DETERMINING EMPLOYER CONTRIBUTION.......................   19
4.2    PARTICIPANT'S SALARY REDUCTION ELECTION.............................   19
4.3    TIME OF PAYMENT OF EMPLOYER CONTRIBUTION............................   23
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4.4    ESTABLISHMENT OF ACCOUNTS, ALLOCATION OF CONTRIBUTION AND EARNINGS..   23
4.5    ACTUAL DEFERRAL PERCENTAGE TESTS....................................   26
4.6    ADJUSTMENT TO ACTUAL DEFERRAL PERCENTAGE TESTS......................   28
4.7    ACTUAL CONTRIBUTION PERCENTAGE TESTS................................   31
4.8    ADJUSTMENT TO ACTUAL CONTRIBUTION PERCENTAGE TESTS..................   33
4.9    MAXIMUM ANNUAL ADDITIONS............................................   35
4.10   ADJUSTMENT FOR EXCESSIVE ANNUAL ADDITIONS...........................   37
4.11   ROLLOVERS AND PLAN-TO-PLAN TRANSFERS FROM QUALIFIED PLANS...........   39
4.12   QUALIFIED MILITARY SERVICE..........................................   41

                                    ARTICLE V
                   INVESTMENT OF CONTRIBUTIONS AND VALUATIONS

5.1    THE TRUST...........................................................   42
5.2    DIRECTED INVESTMENT ACCOUNT.........................................   42
5.3    VALUATION OF THE TRUST FUND.........................................   44
5.4    METHOD OF VALUATION.................................................   45

                                   ARTICLE VI
                   DETERMINATION AND DISTRIBUTION OF BENEFITS

6.1    DETERMINATION OF BENEFITS UPON RETIREMENT...........................   46
6.2    DETERMINATION OF BENEFITS UPON DEATH................................   46
6.3    DETERMINATION OF BENEFITS IN EVENT OF DISABILITY....................   48
6.4    DETERMINATION OF BENEFITS UPON TERMINATION..........................   48
6.5    FORM OF DISTRIBUTION................................................   49
6.6    MINIMUM DISTRIBUTION REQUIREMENTS...................................   50
6.7    DISTRIBUTION OF BENEFITS UPON DEATH.................................   55
6.8    TIME OF SEGREGATION OR DISTRIBUTION.................................   55
6.9    DISTRIBUTION FOR MINOR OR INCOMPETENT BENEFICIARY...................   55
6.10   LOCATION OF PARTICIPANT OR BENEFICIARY UNKNOWN......................   56
6.11   PRE-RETIREMENT DISTRIBUTION.........................................   56
6.12   ADVANCE DISTRIBUTION FOR HARDSHIP...................................   57
6.13   QUALIFIED DOMESTIC RELATIONS ORDER DISTRIBUTION.....................   58
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6.14   DIRECT ROLLOVER.....................................................   58

                                   ARTICLE VII
                    AMENDMENT, TERMINATION, MERGERS AND LOANS

7.1    AMENDMENT...........................................................   60
7.2    TERMINATION.........................................................   61
7.3    MERGER, CONSOLIDATION OR TRANSFER OF ASSETS.........................   61
7.4    LOANS TO PARTICIPANTS...............................................   61

                                  ARTICLE VIII
                              TOP HEAVY PROVISIONS

8.1    TOP HEAVY PLAN REQUIREMENTS.........................................   64
8.2    DETERMINATION OF TOP HEAVY STATUS...................................   64

                                   ARTICLE IX
                                  MISCELLANEOUS

9.1    PARTICIPANT'S RIGHTS................................................   68
9.2    ALIENATION..........................................................   68
9.3    CONSTRUCTION OF PLAN................................................   69
9.4    GENDER AND NUMBER...................................................   69
9.5    LEGAL ACTION........................................................   69
9.6    PROHIBITION AGAINST DIVERSION OF FUNDS..............................   69
9.7    EMPLOYER'S AND TRUSTEE'S PROTECTIVE CLAUSE..........................   70
9.8    INSURER'S PROTECTIVE CLAUSE.........................................   70
9.9    RECEIPT AND RELEASE FOR PAYMENTS....................................   70
9.10   ACTION BY THE EMPLOYER..............................................   70
9.11   NAMED FIDUCIARIES AND ALLOCATION OF RESPONSIBILITY..................   71
9.12   TRUST AGREEMENT.....................................................   71
9.13   TRUST AS SOURCE OF BENEFITS.........................................   71
9.14   HEADINGS............................................................   72
9.15   APPROVAL BY INTERNAL REVENUE SERVICE................................   72
9.16   UNIFORMITY..........................................................   72
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                                    ARTICLE X
                             PARTICIPATING EMPLOYERS

10.1   ADOPTION BY OTHER EMPLOYERS.........................................   73
10.2   REQUIREMENTS OF PARTICIPATING EMPLOYERS.............................   73
10.3   DESIGNATION OF AGENT................................................   73
10.4   EMPLOYEE TRANSFERS..................................................   73
10.5   PARTICIPATING EMPLOYER CONTRIBUTION AND FORFEITURES.................   73
10.6   AMENDMENT...........................................................   74
10.7   DISCONTINUANCE OF PARTICIPATION.....................................   74
10.8   ADMINISTRATOR'S AUTHORITY...........................................   74

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                    BLUELINX CORPORATION HOURLY SAVINGS PLAN

          THIS PLAN, is hereby adopted this 7th day of May 2004, by BlueLinx Corporation (herein referred to as the "Company").

                                   WITNESSETH:

          WHEREAS, the Employer desires to recognize the contribution made to its successful operation by its employees and to reward such contribution by means of a 401(k) Profit Sharing Plan for those employees who shall qualify as Participants hereunder;

          WHEREAS, the Plan is intended to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") and is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. Any amendment intended to reflect EGTRRA shall supersede the provisions of the Plan to the extent such provisions are inconsistent with the provisions of the Amendment;

          NOW, THEREFORE, effective May 7, 2004, (hereinafter called the "Effective Date"), the Employer hereby establishes a 401(k) Profit Sharing Plan (the "Plan") for the exclusive benefit of the Participants and their Beneficiaries, on the following terms:

                                    ARTICLE I
                                   DEFINITIONS

     1.1 "Account" means the account established and maintained by the Administrator on behalf of a Participant pursuant to Section 4.4, including, as applicable, the Participant's Elective Account, Non-Elective Account and Transfer/Rollover Account.

     1.2 "Act" means the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

     1.3 "Administrator" means the person or persons designated by the Employer pursuant to Section 2.2 to administer the Plan on behalf of the Employer.

     1.4 "Affiliated Employer" means any corporation which is a member of a controlled group of corporations (as defined in Code Section 414(b)) which includes the Employer; any trade or business (whether or not incorporated) which is under common control (as defined in Code Section 414(c)) with the Employer; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Code Section 414(m)) which includes the Employer; and any other entity required to be aggregated with the Employer pursuant to Regulations under Code Section 414(o); except that for purposes of applying the provisions of Section 4.9 and Article VIII of the Plan with respect to the limitations on contributions, Code Section 415(h) shall apply.

     1.5 "Anniversary Date" means the last day of the Plan Year.


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     1.6 "Beneficiary" means the person (or entity) to whom the share of a deceased Participant's total account is payable, subject to the restrictions of Sections 6.2 and 6.7.

     1.7 "Catch-up Contributions" means those contributions made on behalf of a Participant by the Employer pursuant to Section 4.2 in accordance with the Participant's salary deferral election.

     1.8 "Code" means the Internal Revenue Code of 1986, as amended or replaced from time to time.

     1.9 "Compensation" with respect to any Participant means such Participant's wages as defined in Code Section 3401(a) and all other payments of compensation by the Employer (in the course of the Employer's trade or business) for a Plan Year for which the Employer is required to furnish the Participant a written statement under Code Sections 6041(d), 6051(a)(3) and 6052. Compensation shall be determined without regard to any rules under Code Section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code Section 3401(a)(2)).

          For purposes of this Section, the determination of Compensation shall be made by:

               (a) excluding (even if includible in gross income) any sum paid to or on behalf of an Eligible Employee as a reimbursement of expenses or any other payments made to him by reason of, or in connection with, the transfer of the Eligible Employee to a different work location, other expense reimbursements, or any other payments made to him which are entitled to special federal tax treatment; any compensation that results from any option granted to him to purchase common stock of an Employer; any compensation paid to an Eligible Employee pursuant to any incentive compensation, bonus plan or program, or gain-sharing program except to the extent the terms of the plan or program expressly state that such compensation shall be taken into account under this Plan and as provided in Section 4.2(a).

               (b) including amounts which are contributed by the Employer pursuant to a salary reduction agreement and which are not includible in the gross income of the Participant under Code Sections 125, 132(f)(4), 402(e)(3), 402(h)(1)(B), 403(b) or 457(b), and Employee
          contributions described in Code Section 414(h)(2) that are treated as Employer contributions.

          For a Participant's initial year of participation in the component of the Plan for which Compensation is being used, Compensation shall be recognized for the entire Plan Year.

          Compensation in excess of $205,000 (or such other amount as provided in the Code) shall be disregarded for all purposes other than for purposes of salary deferral elections pursuant to Section 4.2. Such amount shall be adjusted for increases in the cost of living in accordance with Code Section 401(a)(17)(B) and the Regulations thereunder, except that the dollar increase in effect on January 1 of any calendar year shall be effective for the Plan Year beginning with or within such calendar year. For any short Plan Year (i.e., shorter than 12


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months) the Compensation limit shall be an amount equal to the Compensation limit for the calendar year in which the Plan Year begins multiplied by the ratio obtained by dividing the number of full months in the short Plan Year by twelve (12).

          If any class of Employees is excluded from the Plan, then Compensation for any Employee who becomes eligible or ceases to be eligible to participate during a Plan Year shall only include Compensation while the Employee is an Eligible Employee.

          For purposes of this Section, if the Plan is a plan described in Code
Section 413(c) or 414(f) (a plan maintained by more than one Employer), the limitation applies separately with respect to the Compensation of any Participant from each Employer maintaining the Plan.

     1.10 "Contract" or "Policy" means any life insurance policy, retirement income policy or annuity contract (group or individual) issued pursuant to the terms of the Plan. In the event of any conflict between the terms of this Plan and the terms of any contract purchased hereunder, the Plan provisions shall control.

     1.11 "Deferred Compensation" with respect to any Participant means the amount of the Participant's total Compensation which has been contributed to the Plan in accordance with the Participant's deferral election pursuant to Section
4.2 excluding any such amounts distributed as excess "annual additions" pursuant to Section 4.10(a).

     1.12 "Designated Investment Alternative" means a specific investment identified by name by the Employer (or such other Fiduciary who has been given the authority to select investment options) as an available investment under the Plan to which Plan assets may be invested by the Trustee pursuant to the investment direction of a Participant.

     1.13 "Directed Account" means that portion of a Participant's interest in the Plan with respect to which the Participant has directed the investment in accordance with Section 5.2 and the Participant Direction Procedures.

     1.14 "Directed Investment Option" means one or both of the following:

               (a) a Designated Investment Alternative.

               (b) any other investment permitted by the Plan and the Participant Direction Procedures to which Plan assets may be invested by the Trustee pursuant to the investment direction of a Participant.

     1.15 "Early Retirement Date." This Plan does not provide for a retirement date prior to Normal Retirement Date.

     1.16 "Elective Account" means the account established and maintained by the Administrator for each Participant with respect to the Participant's total interest in the Plan and Trust resulting from the Employer Elective Contributions and any Employer Qualified Non-Elective Contributions. A separate accounting shall be maintained with respect to that portion of the Participant's Elective Account attributable to Employer Elective Contributions and Employer


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Qualified Non-Elective Contributions. A Participant shall be fully vested in his
Elective Account at all times.

     1.17 "Elective Contribution" means the Employer contributions of Deferred Compensation excluding any amounts distributed as excess "annual addition" pursuant to Section 4.10(a) to the Plan. In addition, any Employer Qualified Non-Elective Contribution made pursuant to Section 4.6(b) which is used to satisfy the Actual Deferral Percentage tests shall be considered an Elective Contribution for purposes of the Plan. Any contributions deemed to be Elective Contributions (whether or not used to satisfy the Actual Deferral Percentage tests or the Actual Contribution Percentage tests) shall be subject to the requirements of Sections 4.2(b) and 4.2(c) and shall further be required to satisfy the nondiscrimination requirements of Regulation 1.401(k)-1(b)(5) and Regulation 1.401(m)-1(b)(5), the provisions of which are specifically incorporated herein by reference.

     1.18 "Eligible Employee" means any Employee who is compensated on an hourly basis and who is described as eligible to participate in this Plan in an Exhibit, and, if such description is based on coverage under a collective bargaining agreement, who is eligible to participate in this Plan under the terms of such collective bargaining agreement.

          Employees who are Leased Employees within the meaning of Code Sections 414(n)(2) and 414(o)(2) shall not be eligible to participate in this Plan.

          Employees of Affiliated Employers shall not be eligible to participate in this Plan unless such Affiliated Employers have specifically adopted this Plan in writing.

          Employees classified by the Employer as independent contractors who are subsequently determined by the Internal Revenue Service to be Employees shall not be Eligible Employees.

     1.19 "Employee" means any person who is employed by the Employer or Affiliated Employer, and excludes any person who is employed as an independent contractor. Employee shall include Leased Employees within the meaning of Code Sections 414(n)(2) and 414(o)(2) unless such Leased Employees are covered by a plan described in Code Section 414(n)(5) and such Leased Employees do not constitute more than 20% of the recipient's non-highly compensated work force. However, the term Employee will not include any individual who is not reported on the payroll of the Employer or an Affiliated Employer as a common law employee. If such person is later determined by the Company or by a court or governmental agency to be an Employee or to have been an Employee, such person will only be eligible to participate in the Plan prospectively and may participate in the Plan as of the next entry date in accordance with Section 3.2 following such determination and after the satisfaction of all other eligibility requirements.

     1.20 "Employer" means the Company and any successor which shall maintain this Plan; and any predecessor which has maintained this Plan. The Employer is a corporation, with principal offices in the State of Georgia. In addition, where appropriate, the term Employer shall include any Participating Employer (as defined in Section 10.1) which shall adopt this Plan.


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     1.21 "Excess Aggregate Contributions" means, with respect to any Plan Year, the excess of the aggregate amount of the Employer matching contributions made pursuant to Section 4.1(b) and any qualified non-elective contributions or elective deferrals taken into account pursuant to Section 4.7(c) on behalf of Highly Compensated Participants for such Plan Year, over the maximum amount of such contributions permitted under the limitations of Section 4.7(a) (determined by hypothetically reducing contributions made on behalf of Highly Compensated Participants in order of the actual contribution ratios beginning with the highest of such ratios). The determination of Excess Aggregate Contributions shall be made after first taking into account corrections of any Excess Deferred Compensation pursuant to Section 4.2 and taking into account any adjustments of any Excess Contributions pursuant to Section 4.6.

     1.22 "Excess Contributions" means, with respect to a Plan Year, the excess of Elective Contributions used to satisfy the "Actual Deferral Percentage" tests made on behalf of Highly Compensated Participants for the Plan Year over the maximum amount of such contributions permitted under Section 4.5(a) (determined by hypothetically reducing contributions made on behalf of Highly Compensated Participants in order of the actual deferral ratios beginning with the highest of such ratios). Excess Contributions shall be treated as an "annual addition" pursuant to Section 4.9(b).

     1.23 "Excess Deferred Compensation" means, with respect to any taxable year of a Participant, the excess of the aggregate amount of such Participant's Deferred Compensation and the elective deferrals pursuant to Section 4.2(f) actually made on behalf of such Participant for such taxable year, over the dollar limitation provided for in Code Section 402(g), which is incorporated herein by reference. Excess Deferred Compensation shall be treated as an "annual addition" pursuant to Section 4.9(b) when contributed to the Plan unless distributed to the affected Participant not later than the first April 15th following the close of the Participant's taxable year. Additionally, for purposes of Sections 8.2 and 4.4(g), Excess Deferred Compensation shall continue to be treated as Employer contributions even if distributed pursuant to Section 4.2(f). However, Excess Deferred Compensation of Non-Highly Compensated Participants is not taken into account for purposes of Section 4.5(a) to the extent such Excess Deferred Compensation occurs pursuant to Section 4.2(d).

     1.24 "Exhibit" means each exhibit to this Plan, which shall describe (by work location or coverage under a collective bargaining agreement, or both) the participating groups in this Plan and any special terms and conditions for such group's participation in this Plan.

     1.25 "Fiduciary" means any person who (a) exercises any discretionary authority or discretionary control respecting management of the Plan or exercises any authority or control respecting management or disposition of its assets, (b) renders investment advice for a fee or other compensation, direct or indirect, with respect to any monies or other property of the Plan or has any authority or responsibility to do so, or (c) has any discretionary authority or discretionary responsibility in the administration of the Plan.

     1.26 "Fiscal Year" means the Employer's accounting year of 12 months commencing on January 1 of each year and ending the following December 31.

     1.27 "Forfeiture." Under this Plan, Participant accounts are 100% Vested at all times. Any amounts that may otherwise be forfeited under the Plan pursuant to Section 3.6, 4.2(f), 4.6(a) or 6.10 shall constitute a forfeiture and be used to reduce the contribution of the Employer.


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     1.28 "415 Compensation" with respect to any Participant means such
Participant's wages as defined in Code Section 3401(a) and all other payments of compensation by the Employer (in the course of the Employer's trade or business) for a Plan Year for which the Employer is required to furnish the Participant a written statement under Code Sections 6041(d), 6051(a)(3) and 6052. "415 Compensation" shall be determined without regard to any rules under Code Section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code Section 3401(a)(2)).

          For purposes of this Section, the determination of "415 Compensation" shall include any elective deferral (as defined in Code Section 402(g)(3)), and any amount which is contributed or deferred by the Employer at the election of the Participant and which is not includible in the gross income of the Participant by reason of Code Sections 125, 132(f)(4) or 457.

     1.29 "414(s) Compensation" means any definition of compensation that satisfies the nondiscrimination requirements of Code Section 414(s) and the Regulations thereunder. The period for determining 414(s) Compensation must be either the Plan Year or the calendar year ending with or within the Plan Year. An Employer may further limit the period taken into account to that part of the Plan Year or calendar year in which an Employee was a Participant in the component of the Plan being tested. The period used to determine 414(s) Compensation must be applied uniformly to all Participants for the Plan Year.

     1.30 "Highly Compensated Employee" means an Employee described in Code
Section 414(q) and the Regulations thereunder, and generally means any Employee who:

               (a) was a "five percent owner" as defined in Code Section 416(i)(1) at any time during the "determination year" or the "look-back year"; or

               (b) for the "look-back year" had 415 Compensation from the Employer in excess of $80,000. The $80,000 amount is adjusted at the same time and in the same manner as under Code Section 415(d), except that the base period is the calendar quarter ending September 30, 1996.

          The "determination year" means the Plan Year for which testing is being performed, and the "look-back year" means the immediately preceding twelve
(12) month period.

               (c) The determination of who is a highly compensated former Employee is based on the rules applicable to determining Highly Compensated Employee status as in effect for the "determination year," in accordance with Regulation 1.414(q)-1T, A-4 and IRS Notice 97-45 (or any superseding guidance).

          In determining who is a Highly Compensated Employee, Employees who are non-resident aliens and who received no earned income (within the meaning of Code Section 911(d)(2)) from the Employer constituting United States source income within the


                                        6
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meaning of Code Section 861(a)(3) shall not be treated as Employees.
Additionally, all Affiliated Employers shall be taken into account as a single employer and Leased Employees within the meaning of Code Sections 414(n)(2) and 414(o)(2) shall be considered Employees unless such Leased Employees are covered by a plan described in Code Section 414(n)(5) and are not covered in any qualified plan maintained by the Employer. The exclusion of Leased Employees for this purpose shall be applied on a uniform and consistent basis for all of the Employer's retirement plans. Highly Compensated Former Employees shall be treated as Highly Compensated Employees without regard to whether they performed services during the "determination year."

     1.31 "Highly Compensated Participant" means any Highly Compensated Employee who is eligible to participate in the component of the Plan being tested.

     1.32 "Hour of Service" means each hour for which an Employee is paid or entitled to payment for the performance of duties for the Employer.

     1.33 "Income" means the income or losses allocable to Excess Deferred Compensation, Excess Contributions or Excess Aggregate Contributions which amount shall be allocated in the same manner as income or losses are allocated pursuant to Section 4.4(f).

     1.34 "Investment Manager" means an entity that (a) has the power to manage, acquire, or dispose of Plan assets and (b) acknowledges fiduciary responsibility to the Plan in writing. Such entity must be a person, firm, or corporation registered as an investment adviser under the Investment Advisers Act of 1940, a bank, or an insurance company.

     1.35 "Late Retirement Date" means a Participant's actual Retirement Date after having reached Normal Retirement Date.

     1.36 "Leased Employee" means any person (other than an Employee of the recipient Employer) who pursuant to an agreement between the recipient Employer and any other person or entity ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with Code Section 414(n)(6)) on a substantially full time basis for a period of at least one year, and such services are performed under primary direction or control by the recipient Employer. Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to services performed for the recipient Employer shall be treated as provided by the recipient Employer. Furthermore, Compensation for a Leased Employee shall only include Compensation from the leasing organization that is attributable to services performed for the recipient Employer. A Leased Employee shall not be considered an Employee of the recipient Employer:

               (a) if such employee is covered by a money purchase pension plan providing:

               (1) a nonintegrated employer contribution rate of at least 10% of compensation, as defined in Code Section 415(c)(3);

               (2) immediate participation;


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
               (3) full and immediate vesting; and

               (b) if Leased Employees do not constitute more than 20% of the recipient Employer's nonhighly compensated work force.

     1.37 "Non-Elective Account" means the account established and maintained by the Administrator for each Participant with respect to such Participant's total interest in the Plan and Trust resulting from the Employer Non-Elective Contributions. A Participant shall be fully vested in his Non-elective Account at all times.

     1.38 "Non-Elective Contribution" means the Employer contributions to the Plan excluding, however, contributions made pursuant to the Participant's deferral election provided for in Section 4.2 and any Qualified Non-Elective Contribution used in the "Actual Deferral Percentage" tests.

     1.39 "Non-Highly Compensated Participant" means any Participant who is not a Highly Compensated Employee.

     1.40 "Non-Key Employee" means any Employee or former Employee who is not, and has never been a "Key Employee," as defined in Section 8.2(g) of the Plan.

     1.41 "Normal Retirement Age" means the Participant's 65th birthday. A Participant shall be fully Vested in the Participant's Account upon attaining Normal Retirement Age.

     1.42 "Normal Retirement Date" means the Participant's Normal Retirement
Age.

     1.43 "1-Year Break in Service" means a Period of Severance of at least 12 consecutive months.

     1.44 "Participant" means any Eligible Employee who participates in the Plan or any Participant who has terminated employment and who has not received a distribution of his Account balance.

     1.45 "Period of Service" means the aggregate of all periods commencing with the Employee's first day of employment or reemployment with the Employer or Affiliated Employer and ending on the date a 1-Year Break in Service begins. The first day of employment or reemployment is the first day the Employee performs an Hour of Service. An Employee will also receive partial credit for any Period of Severance of less than twelve (12) consecutive months. Fractional periods of a year will be expressed in terms of days.

          Periods of Service with Georgia - Pacific Corporation during the time a qualified plan was maintained shall be recognized.

     1.46 "Period of Severance" means a continuous period of time during which the Employee is not employed by the Employer. Such period begins on the date the Employee retires, quits or is discharged, or if earlier, the twelve (12) month anniversary of the date on which the Employee was otherwise first absent from service.


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
          In the case of an individual who is absent from work for maternity or paternity reasons, the twelve (12) consecutive month period beginning on the first anniversary of the first day of such absence shall not constitute a 1-Year Break in Service. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence (a) by reason of the pregnancy of the individual, (b) by reason of the birth of a child of the individual, (c) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (d) for purposes of caring for such child for a period beginning immediately following such birth or placement.

     1.47 "Plan" means this BlueLinx Corporation Hourly Savings Plan, including all amendments thereto.

     1.48 "Plan Year" means the Plan's accounting year of twelve (12) months commencing on January 1 of each year and ending the following December 31, except for the first Plan Year which commenced May 7.

     1.49 "Qualified Non-Elective Contribution" means any Employer contributions made pursuant to Section 4.6(b) and Section 4.8(f). Such contributions shall be considered an Elective Contribution for the purposes of the Plan and used to satisfy the Actual Deferral Percentage tests or the Actual Contribution Percentage tests.

     1.50 "Regulations" means the Income Tax Regulations as promulgated by the Secretary of the Treasury or a delegate of the Secretary of the Treasury, and as amended from time to time.

     1.51 "Retired Participant" means a person who has been a Participant, but who has become entitled to retirement benefits under the Plan.

     1.52 "Retirement Date" means the date as of which a Participant retires for reasons other than Total and Permanent Disability, whether such retirement occurs on a Participant's Normal Retirement Date or Late Retirement Date (see
Section 6.1).

     1.53 "Terminated Participant" means a person who has been a Participant, but whose employment has been terminated other than by death, Total and Permanent Disability or retirement.

     1.54 "Top Heavy Plan" means a plan described in Section 8.2(a).

     1.55 "Top Heavy Plan Year" means a Plan Year during which the Plan is a Top Heavy Plan.

     1.56 "Total and Permanent Disability" means a physical or mental condition of a Participant resulting from bodily injury, disease, or mental disorder which renders such Participant incapable of continuing any gainful occupation and which condition constitutes total disability under the federal Social Security Acts.

     1.57 "Transfer/Rollover Account" means the account established and maintained by the Administrator for each Participant with respect to the Participant's total interest in the Plan resulting from amounts transferred to this Plan from a direct plan-to-plan transfer and/or with respect to such Participant's interest in the Plan resulting from amounts transferred from another qualified plan or "conduit" Individual Retirement Account in accordance with Section 4.11. A Participant shall be fully vested in his Transfer/Rollover Account at all times.

          A separate accounting shall be maintained with respect to that portion of the Participant's Transfer/Rollover Account attributable to transfers (within the meaning of Code Section 414(l)) and "rollovers."

     1.56 1.58 "Trust" means the trust established by the Company as part of the Plan.

     1.59 "Trust Agreement" means the agreement entered into between the Company and Trustee to carry out the purpose of the Plan, as the same may be amended from time to time.

     1.60 "Trustee" means the person or entity named as trustee herein or in any separate trust forming a part of this Plan, and any successors.

     1.61 "Trust Fund" means the assets of the Plan and Trust as the same shall exist from time to time.

     1.62 "Valuation Date" means the Anniversary Date and may include any other date or dates deemed necessary or appropriate by the Administrator for the valuation of the Participants' accounts during the Plan Year, which may include any day that the Trustee, any transfer agent appointed by the Trustee or the Employer or any stock exchange used by such agent, are open for business.

     1.63 "Vested" means the nonforfeitable portion of any account maintained on behalf of a Participant.

                                   ARTICLE II
                                 ADMINISTRATION

2.1  POWERS AND RESPONSIBILITIES OF THE EMPLOYER

               (a) In addition to the general powers and responsibilities otherwise provided for in this Plan, the Employer shall be empowered to appoint and remove the Trustee and the Administrator from time to time as it deems necessary for the proper administration of the Plan to ensure that the Plan is being operated for the exclusive benefit of the Participants and their Beneficiaries in accordance with the terms of the Plan, the Code, and the Act. The Employer may appoint counsel, specialists, advisers, agents (including any nonfiduciary agent) and other persons as the Employer deems necessary or desirable in connection with the exercise of its fiduciary duties under this Plan. The Employer may compensate such agents or advisers from the assets of the Plan as fiduciary expenses (but not including any business (settlor) expenses of the Employer), to the extent not paid by the Employer.

               (b) The Employer shall establish a "funding policy and method," i.e., it shall determine whether the Plan has a short run need for liquidity (e.g., to pay benefits) or whether liquidity is a long run goal and investment growth (and stability of same) is a more current need, or shall appoint a qualified person to do so. The Employer or its delegate shall communicate such needs and goals to the Trustee, who shall coordinate such Plan needs with its investment policy. The communication of such a "funding policy and method" shall not, however, constitute a directive to the Trustee as to the investment of the Trust Funds. Such "funding policy and method" shall be consistent with the objectives of this Plan and with the requirements of Title I of the Act.

               (c) The Employer shall periodically review the performance of any Fiduciary or other person to whom duties have been delegated or allocated by it under the provisions of this Plan or pursuant to procedures established hereunder. This requirement may be satisfied by formal periodic review by the Employer or by a qualified person specifically designated by the Employer, through day-to-day conduct and evaluation, or through other appropriate ways.

2.2  DESIGNATION OF ADMINISTRATIVE AUTHORITY

          The Employer shall appoint one or more Administrators. Any person, including, but not limited to, the Employees of the Employer, shall be eligible to serve as an Administrator. Any person so appointed shall signify acceptance by filing written acceptance with the Employer. An Administrator may resign by delivering a written resignation to the Employer or be removed by the Employer by delivery of written notice of removal, to take effect at a date specified therein, or upon delivery to the Administrator if no date is specified.

          The Employer, upon the resignation or removal of an Administrator, shall promptly designate a successor to this position. If the Employer does not appoint an Administrator, the Employer will function as the Administrator.

2.3  ALLOCATION AND DELEGATION OF RESPONSIBILITIES

          If more than one person is appointed as Administrator, the responsibilities of each Administrator may be specified by the Employer and accepted in writing by each Administrator. In the event that no such delegation is made by the Employer, the Administrators may allocate the responsibilities among themselves, in which event the Administrators shall notify the Employer and the Trustee in writing of such action and specify the responsibilities of each Administrator. The Trustee thereafter shall accept and rely upon any documents executed by the appropriate Administrator until such time as the Employer or the Administrators file with the Trustee a written revocation of such designation.

2.4  POWERS AND DUTIES OF THE ADMINISTRATOR

          The primary responsibility of the Administrator is to administer the Plan for the exclusive benefit of the Participants and their Beneficiaries, subject to the specific terms of the Plan. The Administrator shall administer the Plan in accordance with its terms and shall have the power and discretion to construe the terms of the Plan and to determine all questions arising in connection with the administration, interpretation, and application of the Plan. Any such determination by the Administrator shall be conclusive and binding upon all persons. The Administrator may establish procedures, correct any defect, supply any information, or reconcile any inconsistency in such manner and to such extent as shall be deemed necessary or advisable to carry out the purpose of the Plan; provided, however, that any procedure, discretionary act, interpretation or construction shall be done in a nondiscriminatory manner based upon uniform principles consistently applied and shall be consistent with the intent that the Plan shall continue to be deemed a qualified plan under the terms of Code Section 401(a), and shall comply with the terms of the Act and all regulations issued pursuant thereto. The Administrator shall have all powers necessary or appropriate to accomplish the Administrator's duties under the Plan.

          The Administrator shall be charged with the duties of the general administration of the Plan as set forth under the terms of the Plan, including, but not limited to, the following:

               (a) the discretion to determine all questions relating to the eligibility of Employees to participate or remain a Participant hereunder and to receive benefits under the Plan;

               (b) to compute, certify, and direct the Trustee with respect to the amount and the kind of benefits to which any Participant shall be entitled hereunder;

               (c) to authorize and direct the Trustee with respect to all discretionary or otherwise directed disbursements from the Trust;

               (d) to maintain all necessary records for the administration of the Plan;

               (e) to interpret the provisions of the Plan and to make and publish such rules for regulation of the Plan as are consistent with the terms hereof;

               (f) to determine the size and type of any Contract to be purchased from any insurer, and to designate the insurer from which such Contract shall be purchased;

               (g) to compute and certify to the Employer and to the Trustee from time to time the sums of money necessary or desirable to be contributed to the Plan;

               (h) to consult with the Employer and the Trustee regarding the short and long-term liquidity needs of the Plan in order that the Trustee can exercise any investment discretion in a manner designed to accomplish specific objectives;

               (i) to prepare and implement a procedure to notify Eligible Employees that they may elect to have a portion of their Compensation deferred or paid to them in cash;

               (j) to act as the named Fiduciary responsible for communications with Participants as needed to maintain Plan compliance with Act
          Section 404(c), including, but not limited to, the receipt and transmitting of Participant's directions as to the investment of their account(s) under the Plan and the formulation of policies, rules, and procedures pursuant to which Participants may give investment instructions with respect to the investment of their accounts;

               (k) to determine the validity of, and take appropriate action with respect to, any "qualified domestic relations order" (as defined in Code Section 414(p)) received by it; and

               (l) to assist any Participant regarding the Participant's rights, benefits, or elections available under the Plan.

2.5  RECORDS AND REPORTS

          The Administrator shall keep a record of all actions taken and shall keep all other books of account, records, policies, and other data that may be necessary for proper administration of the Plan and shall be responsible for supplying all information and reports to the Internal Revenue Service, Department of Labor, Participants, Beneficiaries and others as required by law.

2.6  APPOINTMENT OF ADVISERS

          The Administrator, or the Trustee with the consent of the Administrator, may appoint counsel, specialists, advisers, agents (including nonfiduciary agents) and other persons as the Administrator or the Trustee deems necessary or desirable in connection with the administration of this Plan, including but not limited to agents and advisers to assist with the administration and management of the Plan, and thereby to provide, among such other duties as the Administrator may appoint, assistance with maintaining Plan records and the providing of investment information to the Plan's investment fiduciaries and to Plan Participants.

2.7  INFORMATION FROM EMPLOYER

          The Employer shall supply full and timely information to the Administrator on all pertinent facts as the Administrator may require in order to perform its function hereunder and the Administrator shall advise the Trustee of such of the foregoing facts as may be pertinent to the Trustee's duties under the Plan. The Administrator may rely upon such information as is supplied by the Employer and shall have no duty or responsibility to verify such information.

2.8  PAYMENT OF EXPENSES

          All expenses of administration may be paid out of the Trust Fund unless paid by the Employer. Such expenses shall include any expenses incident to the functioning of the Administrator, or any person or persons retained or appointed by any named Fiduciary incident to the exercise of their duties under the Plan, including, but not limited to, fees of accountants, counsel, Investment Managers, agents (including nonfiduciary agents) appointed for the purpose of assisting the Administrator or the Trustee in carrying out the instructions of Participants as to the directed investment of their accounts and other specialists and their agents, the costs of any bonds required pursuant to Act Section 412, and other costs of administering the Plan. Until paid, the expenses shall constitute a liability of the Trust Fund.

2.9  MAJORITY ACTIONS

          Except where there has been an allocation and delegation of administrative authority pursuant to Section 2.3, if there is more than one Administrator, then they shall act by a majority of their number, but may authorize one or more of them to sign all papers on their behalf.

2.10 CLAIMS PROCEDURE

          Claims for benefits under the Plan may be filed in writing with the Administrator. Written notice of the disposition of a claim shall be furnished to the claimant within ninety (90) days after the application is filed, or such period as is required by applicable law or Department of Labor regulation. In the event the claim is denied, the reasons for the denial shall be specifically set forth in the notice in language calculated to be understood by the claimant, pertinent provisions of the Plan shall be cited, and, where appropriate, an explanation as to how the claimant can perfect the claim will be provided. In addition, the claimant shall be furnished with an explanation of the Plan's claims review procedure and the time limits applicable to such procedure, including a statement of the claimant's right to bring a civil action under Act
Section 502(a) following an adverse benefit determination on review.

2.11 CLAIMS REVIEW PROCEDURE

          Any Employee, former Employee, or Beneficiary of either, who has been denied a benefit by a decision of the Administrator pursuant to Section 2.10 shall be entitled to request the Administrator to give further consideration to a claim by filing with the Administrator a written request for a hearing. Such request, together with a written statement of the reasons why the claimant believes the claim should be allowed, shall be filed with the Administrator no later than sixty (60) days after receipt of the written notification provided for in Section 2.10. The

Administrator shall then conduct a hearing within the next sixty (60) days, at which the claimant may be represented by an attorney or any other representative of such claimant's choosing and expense and at which the claimant shall have an opportunity to submit written and oral evidence and arguments in support of the claim. At the hearing (or prior thereto upon five (5) business days written notice to the Administrator) the claimant or the claimant's representative shall have an opportunity to review all documents in the possession of the Administrator which are pertinent to the claim at issue and its disallowance. Either the claimant or the Administrator may cause a court reporter to attend the hearing and record the proceedings. In such event, a complete written transcript of the proceedings shall be furnished to both parties by the court reporter. The full expense of any such court reporter and such transcripts shall be borne by the party causing the court reporter to attend the hearing. A final decision as to the allowance of the claim shall be made by the Administrator within sixty (60) days of receipt of the appeal (unless there has been an extension of sixty (60) days due to special circumstances, provided the delay and the special circumstances occasioning it are communicated to the claimant within the sixty (60) day period). Such communication shall be written in a manner calculated to be understood by the claimant and shall include specific reasons for the decision and specific references to the pertinent Plan provisions on which the decision is based.

                                   ARTICLE III
                          ELIGIBILITY AND PARTICIPATION

3.1  CONDITIONS OF ELIGIBILITY

          Any Eligible Employee, with respect to salary reduction elections pursuant to Section 4.2, who has completed a three month Period of Service shall be eligible to participate hereunder as of the date such Employee has satisfied such requirements.

          However, with respect to Employer matching contributions pursuant to
Section 4.1(b), any Eligible Employee who has completed a one (1) year Period of Service shall be eligible to participate hereunder as of the date such Employee has satisfied such requirements.

3.2  EFFECTIVE DATE OF PARTICIPATION

          An Eligible Employee, with respect to salary reduction elections pursuant to Section 4.2, shall become a Participant effective as of the first day of the month coinciding with or next following the date on which such Employee met the eligibility requirements of Section 3.1, provided said Employee was still employed as of such date (or if not employed on such date, as of the date of rehire if a 1-Year Break in Service has not occurred or, if later, the date that the Employee would have otherwise entered the Plan had the Employee not terminated employment).

          However, with respect to Employer matching contributions pursuant to
Section 4.1(b), an Eligible Employee shall become a Participant effective as of the first day of the month coinciding with or next following the date on which such Employee met the eligibility requirements of Section 3.1, provided said Employee was still employed as of such date (or if not employed on such date, as of the date of rehire if a 1-Year Break in Service has not occurred or, if later, the date that the Employee would have otherwise entered the Plan had the Employee not terminated employment).

          If an Eligible Employee satisfies the Plan's eligibility requirement conditions by reason of recognition of service with a predecessor employer, such Employee will become a Participant as of the day the Plan credits service with a predecessor employer or, if later, the date the Employee would have otherwise entered the Plan had the service with the predecessor employer been service with the Employer.

          If an Employee, who has satisfied the Plan's eligibility requirements and would otherwise have become a Participant, shall go from a classification of a noneligible Employee to an Eligible Employee, such Employee shall become a Participant on the date such Employee becomes an Eligible Employee or, if later, the date that the Employee would have otherwise entered the Plan had the Employee always been an Eligible Employee.

          If an Employee, who has satisfied the Plan's eligibility requirements and would otherwise become a Participant, shall go from a classification of an Eligible Employee to a noneligible class of Employees, such Employee shall become a Participant in the Plan on the date such Employee again becomes an Eligible Employee, or, if later, the date that the Employee would have otherwise entered the Plan had the Employee always been an Eligible Employee.

3.3  DETERMINATION OF ELIGIBILITY

          The Administrator shall determine the eligibility of each Employee for participation in the Plan based upon information furnished by the Employer. Such determination shall be conclusive and binding upon all persons, as long as the same is made pursuant to the Plan and the Act. Such determination shall be subject to review pursuant to Section 2.11.

3.4  TERMINATION OF ELIGIBILITY

          In the event a Participant shall go from a classification of an Eligible Employee to an ineligible Employee, such Participant shall continue to vest in the Plan for each Period of Service completed while a noneligible Employee, until such time as the Participant's Account is forfeited or distributed pursuant to the terms of the Plan; provided, however, that no further contributions to the Plan shall be made by or on behalf of the Participant. Additionally, the Participant's interest in the Plan shall continue to share in the earnings of the Trust Fund.

3.5  OMISSION OF ELIGIBLE EMPLOYEE

          If, in any Plan Year, any Employee who should be included as a Participant in the Plan is erroneously omitted and discovery of such omission is not made until after a contribution by the Employer for the year has been made and allocated, then the Employer shall make a subsequent contribution, if necessary after the application of Section 4.4(c), so that the omitted Employee receives a total amount which the Employee would have received (including both Employer contributions and earnings thereon) had the Employee not been omitted. Such contribution shall be made regardless of whether it is deductible in whole or in part in any taxable year under applicable provisions of the Code.

3.6  INCLUSION OF INELIGIBLE EMPLOYEE

          If, in any Plan Year, any person who should not have been included as a Participant in the Plan is erroneously included and discovery of such inclusion is not made until after a contribution for the year has been made and allocated, the Employer shall be entitled to recover the contribution made with respect to the ineligible person provided the error is discovered within twelve
(12) months of the date on which it was made. Otherwise, the amount contributed with respect to the ineligible person shall constitute a Forfeiture for the Plan Year in which the discovery is made. Notwithstanding the foregoing, any Deferred Compensation made by an ineligible person shall be distributed to the person (along with any earnings attributable to such Deferred Compensation).

3.7  REHIRED EMPLOYEES

          If any Participant becomes a former Employee due to severance from employment with the Employer and is subsequently reemployed by the Employer, such Participant shall resume participation in the Plan as of the reemployment date.

3.8  ELECTION NOT TO PARTICIPATE

          An Employee may, subject to the approval of the Employer, elect voluntarily not to participate in the Plan. The election not to participate must be irrevocable and communicated to the Employer, in writing, within a reasonable period of time before the date the Employee is first eligible to become a Participant.

                                   ARTICLE IV
                           CONTRIBUTION AND ALLOCATION

4.1  FORMULA FOR DETERMINING EMPLOYER CONTRIBUTION

          For each Plan Year, the Employer shall contribute to the Plan:

               (a) The amount of the total salary reduction elections of all Participants made pursuant to Sections 4.2(a) and (b), which amount shall be deemed an Employer Elective Contribution.

               (b) On behalf of each Participant who is eligible to share in matching contributions for the Plan Year, a matching contribution in an amount determined pursuant to the applicable Exhibit to this Plan will be made to such Participant's Account. This amount shall be deemed an Employer Non-Elective Contribution.

               (c) Subject to the rules set forth in this Article and the Exhibits to the Plan, the Employer shall make an Employer Special Contribution on behalf of each Eligible Employee who is entitled to such contribution in accordance with the terms of the applicable Exhibit. The amount of such contribution, if any, for each Eligible Employee shall be set forth in the applicable Exhibit.

               (d) Additionally, to the extent necessary, the Employer shall contribute to the Plan the amount necessary to provide the top heavy minimum contribution. All contributions by the Employer shall be made in cash or in such property as is acceptable to the Trustee.

4.2  PARTICIPANT'S SALARY REDUCTION ELECTION

               (a) Each Participant may elect to defer from 1% to 75% (or other such percentage specified in the applicable Exhibit to this Plan) of Compensation which would have been received in the Plan Year, but for the deferral election. A deferral election (or modification of an earlier election) may not be made with respect to Compensation which is currently available on or before the date the Participant executed such election or, if later, the latest of the date the Employer adopts this cash or deferred arrangement, or the date such arrangement first became effective. Compensation shall be determined prior to any reductions made pursuant to Code Sections 125, 132(f)(4), 402(e)(3), 402(h)(1)(B), 403(b) or 457(b), and Employee contributions described in Code Section 414(h)(2) that are treated as Employer contributions as provided in Section 1.9.

                    (1) As determined pursuant to the applicable Exhibit to the Plan, each Participant may elect to defer a certain percentage of any cash bonus to be paid by the Employer during the Plan Year.

                    (2) As determined pursuant to the applicable Exhibit to the Plan, each Participant may elect to defer a certain percentage of any gain-sharing bonus paid by the Employer during the Plan Year.

                    (3) As determined pursuant to the applicable Exhibit or corresponding collective bargaining agreement to the Plan, each Participant may elect to defer a certain percentage of any relinquished vacation or holiday pay paid by the Employer during the Plan Year.

                    A deferral election may not be made with respect to cash bonuses which are currently available on or before the date the Participant executes such election.

                    The amount by which Compensation and/or cash bonuses, pursuant to Sections 4.2(a)(1), 4.2(a)(2), 4.2(a)(3) and 4.2(b), are
          reduced shall be that Participant's Deferred Compensation and be treated as an Employer Elective Contribution and allocated to that Participant's Elective Account.

               (b) All Employees who are eligible to make salary reductions under this Plan and who are projected to attain age 50 before the end of a calendar year shall be eligible to make Catch-Up Contributions as of the January 1st of that calendar year in accordance with, and subject to the limitations of, Code Section 414(v). Such Catch-Up Contributions shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of Code Sections 402(g) and 415. The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Code Section 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416, as
          applicable, by reason of the making of such Catch-Up Contributions. Notwithstanding anything in the Plan to the contrary, Catch-Up Contributions shall not be matched.

               (c) The balance in each Participant's Elective Account, including any Catch-up Contributions, shall be fully Vested at all times and, except as otherwise provided herein, shall not be subject to Forfeiture for any reason.

               (d) Notwithstanding anything in the Plan to the contrary, amounts held in the Participant's Elective Account may not be distributable (including any offset of loans) earlier than:

               (1) a Participant's separation from employment, Total and Permanent Disability, or death;

               (2) a Participant's attainment of age 59 1/2;

               (3) the termination of the Plan without the existence at the time of Plan termination of another defined contribution plan or the establishment of a successor defined contribution plan by the Employer or an Affiliated Employer within the period ending twelve months after distribution of all assets from the Plan maintained by the Employer. For this purpose, a defined contribution plan does not include an employee stock ownership plan (as defined in Code Section 4975(e)(7) or 409), a simplified employee pension plan (as defined in Code Section 408(k)), or a simple individual retirement account plan (as defined in Code Section 408(p)); or

               (4) the proven financial hardship of a Participant, subject to the limitations of Section 6.12.

               (e) For each Plan Year, a Participant's Deferred Compensation made under this Plan and all other plans, contracts or arrangements of the Employer maintaining this Plan shall not exceed, during any taxable year of the Participant, the limitation imposed by Code
          Section 402(g), as in effect at the beginning of such taxable year. If such dollar limitation is exceeded, a Participant will be deemed to have notified the Administrator of such excess amount which shall be distributed in a manner consistent with Section 4.2(f). The dollar limitation shall be adjusted annually as provided in Code Section 415(d) in accordance with Regulations.

               (f) In the event a Participant has received a hardship distribution from the Participant's Elective Account pursuant to
          Section 6.12(b) or pursuant to Regulation 1.401(k)-1(d)(2)(iv)(B) from any other plan maintained by the Employer, then such Participant shall not be permitted to elect to have Deferred Compensation contributed to the Plan for a period of six (6) months following the receipt of the distribution. Furthermore, the dollar limitation under Code Section 402(g) shall be reduced, with respect to the Participant's taxable year following the taxable year in which the hardship distribution was made, by the amount of such Participant's Deferred Compensation, if any, pursuant to this Plan (and any other plan maintained by the Employer) for the taxable year of the hardship distribution.

               (g) If a Participant's Deferred Compensation under this Plan together with any elective deferrals (as defined in Regulation 1.402(g)-1(b)) under another qualified cash or deferred arrangement (as described in Code Section 401(k)), a simplified employee pension (as described in Code Section 408(k)(6)), a simple individual retirement account plan (as described in Code Section 408(p)), a salary reduction arrangement (within the meaning of Code Section 3121(a)(5)(D)), a deferred compensation plan under Code Section 457(b), or a trust described in Code Section 501(c)(18) cumulatively exceed the limitation imposed by Code Section 402(g) (as adjusted annually in accordance with Code Section 415(d) pursuant to Regulations) for such Participant's taxable year, the Participant may, not later than March 1 following the close of the Participant's taxable year, notify the Administrator in writing of such excess and request that the Participant's Deferred Compensation under this Plan be reduced by an amount specified by the Participant. In such event, the Administrator may direct the Trustee to distribute such excess amount (and any Income allocable to such excess amount) to the Participant not later than the first April 15th following the close of the Participant's taxable year. Any distribution of less than the entire amount of Excess Deferred Compensation and Income shall be treated as a pro rata distribution of Excess Deferred Compensation and Income. The amount distributed shall not exceed the Participant's Deferred Compensation under the Plan for the taxable year (and any Income allocable to such excess amount). Any distribution on or before the last day of the Participant's taxable year must satisfy each of the following conditions:

               (1) the distribution must be made after the date on which the Plan received the Excess Deferred Compensation;

               (2) the Participant shall designate the distribution as Excess Deferred Compensation; and

               (3) the Plan must designate the distribution as a distribution of Excess Deferred Compensation.

                    Any distribution made pursuant to this Section 4.2(f) shall be made first from unmatched Deferred Compensation and, thereafter, from Deferred Compensation which is matched. Matching contributions which relate to such Deferred Compensation shall be forfeited.

               (h) Notwithstanding Section 4.2(f) above, a Participant's Excess Deferred Compensation shall be reduced, but not below zero, by any distribution of Excess Contributions pursuant to Section 4.6(a) for the Plan Year beginning with or within the taxable year of the Participant.

               (i) At Normal Retirement Date, or such other date when the Participant shall be entitled to receive benefits, the fair market value of the Participant's Elective Account shall be used to provide additional benefits to the Participant or the Participant's Beneficiary.

               (j) Employer Elective Contributions made pursuant to this Section may be segregated into a separate account for each Participant in a federally insured savings account, certificate of deposit in a bank or savings and loan association, money market certificate, or other short-term debt security acceptable to the Trustee until such time as the allocations pursuant to Section 4.4 have been made.

               (k) The Employer and the Administrator shall implement the salary reduction elections provided for herein in accordance with the following:

               (1) A Participant must make an initial salary deferral election within a reasonable time, not to exceed thirty (30) days, after entering the Plan pursuant to Section 3.2. If the Participant fails to make an initial salary deferral election within such time, then such Participant may thereafter make an election in accordance with the rules governing modifications. The Participant shall make such an election by entering into a written salary reduction agreement with the Employer and filing such agreement with the Administrator. Such election shall initially be effective beginning with the pay period following the acceptance of the salary reduction agreement by the Administrator, shall not have retroactive effect and shall remain in force until revoked.

               (2) A Participant may modify a prior election during the Plan Year and concurrently make a new election by filing a written notice with the Administrator within a reasonable time before the pay period for which such modification is to be effective. However, modifications to a salary deferral election shall only be permitted monthly, during election periods established by the Administrator prior to the first day of each month. Any modification shall not have retroactive effect and shall remain in force until revoked.

               (3) A Participant may elect to prospectively revoke the Participant's salary reduction agreement in its entirety at any time during the Plan Year by providing the Administrator with thirty (30) days written notice of such revocation (or upon such shorter notice period as may be acceptable to the Administrator). Such revocation shall become effective as of the beginning of the first pay period coincident with or next following the expiration of the notice period. Furthermore, the termination of the Participant's employment, or the cessation of participation for any reason, shall be deemed to revoke any salary reduction agreement then in effect, effective immediately following the close of the pay period within which such termination or cessation occurs.

4.3  TIME OF PAYMENT OF EMPLOYER CONTRIBUTION

          The Employer may make its contribution to the Plan for a particular Plan Year at such time as the Employer, in its sole discretion, determines. If the Employer makes a contribution for a particular Plan Year after the close of that Plan Year, the Employer will designate to the Trustee the Plan Year for which the Employer is making its contribution.

4.4  ESTABLISHMENT OF ACCOUNTS; ALLOCATION OF CONTRIBUTION AND EARNINGS

               (a) The Administrator shall establish and maintain an Account in the name of each Participant to which the Administrator shall credit as of each Anniversary Date, or other Valuation Date, all amounts allocated to each such Participant as set forth herein.

               (b) The Employer shall provide the Administrator with all information required by the Administrator to make a proper allocation of the Employer contributions for each Plan Year. Within a reasonable period of time after the date of receipt by the Administrator of such information, the Administrator shall allocate such contribution as follows:

               (1) With respect to the Employer Elective Contribution made pursuant to Section 4.1(a), to each Participant's Elective Account in an amount equal to each such Participant's Deferred Compensation for the year.

               (2) With respect to the Employer Non-Elective Contribution made pursuant to Section 4.1(b) or (c), to each Participant's Non-Elective Account in accordance with Section 4.1(b) or (c).

               Any Participant actively employed during the Plan Year shall be eligible to share in the matching contribution for the Plan Year.

               (c) On or before each Anniversary Date any amounts which became Forfeitures since the last Anniversary Date may be used to satisfy any contribution that may be required pursuant to Section 3.5 and/or 6.10, or be used to pay any administrative expenses of the Plan. The remaining Forfeitures, if any, shall be used to reduce the contribution of the Employer hereunder for the Plan Year in which such Forfeitures occur.

               (d) For any Top Heavy Plan Year, Employees not otherwise eligible to share in the allocation of contributions as provided above, shall receive the minimum allocation provided for in Section 4.4(g) if eligible pursuant to the provisions of Section 4.4(i).

               (e) Notwithstanding the foregoing, Participants who are not actively employed on the last day of the Plan Year due to Retirement (Normal or Late), Total and Permanent Disability or death shall share in the allocation of contributions for that Plan Year.

               (f) As of each Valuation Date, before the current valuation period allocation of Employer contributions, any earnings or losses (net appreciation or net depreciation) of the Trust Fund shall be allocated in the same proportion that each Participant's nonsegregated accounts bear to the total of all Participants' nonsegregated accounts as of such date. Earnings or losses with respect to a Participant's Directed Account shall be allocated in accordance with Section
          4.12.

                    Participants' transfers from other qualified plans deposited in the general Trust Fund shall share in any earnings and losses (net appreciation or net depreciation) of the Trust Fund in the same manner provided above. Each segregated account maintained on behalf of a Participant shall be credited or charged with its separate earnings and losses.

               (g) Minimum Contributions Required for Top Heavy Plan Years:
          Notwithstanding the foregoing, for any Top Heavy Plan Year, the sum of the Employer contributions allocated on behalf of any Participant who is a Non-Key Employee shall be equal to at least three percent (3%) of such Employee's 415 Compensation (reduced by contributions and forfeitures, if any, allocated to each Employee in any defined contribution plan included with this Plan in a Required Aggregation Group). However, if (1) the sum of the Employer contributions allocated on behalf of each Key Employee for such Top Heavy Plan Year is less than three percent (3%) of each Key Employee's 415 Compensation and (2) this Plan is not required to be included in an Aggregation Group to enable a defined benefit plan to meet the requirements of Code Section 401(a)(4) or 410, the sum of the Employer contributions allocated on behalf of each Non-Key Employee shall be equal to the largest percentage allocated on behalf of any Key Employee. However, in determining whether a Non-Key Employee has received the required minimum contribution, such Non-Key Employee's Deferred Compensation needed to satisfy the "Actual Contribution Percentage" tests pursuant to Section 4.7(a) shall not be taken into account.

                    However, no such minimum contribution shall be required in this Plan for any Employee who participates in another defined contribution plan subject to Code Section 412 included with this Plan in a Required Aggregation Group.

                    Employer matching contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of Code Section 416(c)(2) and the Plan. The preceding sentence shall apply with respect to matching contributions under the Plan or, if the Plan provides that the minimum contribution requirement shall be met in another plan, such other plan. Employer matching contributions that are used to satisfy the minimum contribution requirement shall be treated as matching contributions for purposes of the Actual Contribution Percentage test and other requirements of code Section 401(m).

               (h) For purposes of the minimum contributions set forth above, the percentage allocated on behalf of any Key Employee shall be equal to the ratio of the sum of the Employer contributions allocated on behalf of such Key Employee divided by the 415 Compensation for such Key Employee.

               (i) For any Top Heavy Plan Year, the minimum contributions set forth above shall be allocated on behalf of all Non-Key Employees who are Participants and who are employed by the Employer on the last day of the Plan Year, including Employees who have (1) failed to complete a Period of Service; and (2) declined to make mandatory contributions (if required) or, in the case of a cash or deferred arrangement, elective contributions to the Plan.

               (j) For the purposes of this Section, 415 Compensation in excess of $205,000 (or such other amount provided in the Code) shall be disregarded. Such amount shall be adjusted for increases in the cost of living in accordance with Code Section 401(a)(17)(B) and the Regulations thereunder, except that the dollar increase in effect on January 1 of any calendar year shall be effective for the Plan Year beginning with or within such calendar year. If 415 Compensation for any prior determination period is taken into account in determining a Participant's minimum benefit for the current Plan Year, the 415 Compensation for such determination period is subject to the applicable annual 415 Compensation limit in effect for that prior period.

               (k) Notwithstanding anything herein to the contrary, Participants who terminated employment for any reason during the Plan Year shall share in the salary reduction contributions made by the Employer for the year of termination without regard to the Hours of Service credited.

               (l) Notwithstanding anything in this Section to the contrary, all information necessary to properly reflect a given transaction may not be available until after the date specified herein for processing such transaction, in which case the transaction will be reflected when such information is received and processed. Subject to express limits that may be imposed under the Code, the processing of any contribution, distribution or other transaction may be delayed for any legitimate business reason (including, but not limited to, failure of systems or computer programs, failure of the means of the transmission of data, force majeure, the failure of a service provider to timely receive values or prices, and the correction for errors or omissions or the errors or omissions of any service provider). The processing date of a transaction will be binding for all purposes of the Plan.

4.5  ACTUAL DEFERRAL PERCENTAGE TESTS

               (a) Maximum Annual Allocation: For each Plan Year, the annual allocation derived from Employer Elective Contributions to a Highly Compensated Participant's Elective Account shall satisfy one of the following tests:

               (1) The Actual Deferral Percentage for the Highly Compensated Participant group shall not be more than the Actual Deferral Percentage of the Non-Highly Compensated Participant group (for the preceding Plan Year if the prior year testing method is used to calculate the Actual Deferral Percentage for the Non-Highly Compensated Participant group) multiplied by 1.25, or

               (2) The excess of the Actual Deferral Percentage for the Highly Compensated Participant group over the Actual Deferral Percentage for the Non-Highly Compensated Participant group (for the preceding Plan Year if the prior year testing method is used to calculate the Actual Deferral Percentage for the Non-Highly Compensated Participant group) shall not be more than two percentage points. Additionally, the Actual Deferral Percentage for the Highly Compensated Participant group shall not exceed the Actual Deferral Percentage for the Non-Highly Compensated Participant group (for the preceding Plan Year if the prior year testing method is used to calculate the Actual Deferral Percentage for the Non-Highly Compensated Participant group) multiplied by 2. The provisions of Code Section 401(k)(3) and Regulation 1.401(k)-1(b) are incorporated herein by reference.

               (b) For the purposes of this Article, Actual Deferral Percentage means, with respect to the Highly Compensated Participant group and Non-Highly Compensated Participant group for a Plan Year, the average of the ratios, calculated separately for each Participant in such group, of the amount of Employer Elective Contributions allocated to each Participant's Elective Account for such Plan Year, to such Participant's 414(s) Compensation for such Plan Year. The actual deferral ratio for each Participant and the Actual Deferral Percentage for each group shall be calculated to the nearest one-hundredth of one percent. Employer Elective Contributions allocated to each Non-Highly Compensated Participant's Elective Account shall be reduced by Excess Deferred Compensation to the extent such excess amounts are made under this Plan or any other plan maintained by the Employer.

               (c) For the purposes of Sections 4.5(a) and 4.6, a Highly Compensated Participant and a Non-Highly Compensated Participant shall include any Employee eligible to make a deferral election pursuant to
          Section 4.2, whether or not such deferral election was made or suspended pursuant to Section 4.2.

               (d) For the purposes of this Section and Code Sections 401(a)(4), 410(b) and 401(k), if two or more plans which include cash or deferred arrangements are considered one plan for the purposes of Code Section 401(a)(4) or 410(b) (other than Code Section 410(b)(2)(A)(ii)), the cash or deferred arrangements included in such plans shall be treated as one arrangement. In addition, two or more cash or deferred arrangements may be considered as a single arrangement for purposes of determining whether or not such arrangements satisfy Code Sections 401(a)(4), 410(b) and 401(k). In such a case, the cash or deferred arrangements included in such plans and the plans including such arrangements shall be treated as one arrangement and as one plan for purposes of this Section and Code Sections 401(a)(4), 410(b) and 401(k). Any adjustment to the Non-Highly Compensated Participant actual deferral ratio for the prior year shall be made in accordance with Internal Revenue Service Notice 98-1 and any superseding guidance. Plans may be aggregated under this paragraph (d) only if they have the same plan year. Notwithstanding the above, if two or more plans which include cash or deferred arrangements are permissively aggregated under Regulation 1.410(b)-7(d), all plans permissively aggregated must use either the current year testing method or the prior year testing method for the testing year.

                    Notwithstanding the above, an employee stock ownership plan described in Code Section 4975(e)(7) or 409 may not be combined with this Plan for purposes of determining whether the employee stock ownership plan or this Plan satisfies this Section and Code Sections 401(a)(4), 410(b) and 401(k).

               (e) For the purposes of this Section, if a Highly Compensated Participant is a Participant under two or more cash or deferred arrangements (other than a cash or deferred arrangement which is part of an employee stock ownership plan as defined in Code Section 4975(e)(7) or 409) of the Employer or an Affiliated Employer, all such cash or deferred arrangements shall be treated as one cash or deferred arrangement for the purpose of determining the actual deferral ratio with respect to such Highly Compensated Participant. However, if the cash or deferred arrangements have different plan years, this paragraph shall be applied by treating all cash or deferred arrangements ending with or within the same calendar year as a single arrangement.

               (f) For the purpose of this Section, when calculating the Actual Deferral Percentage for the Non-Highly Compensated Participant group, the current year testing method shall be used. Any change from the current year testing method to the prior year testing method shall be made pursuant to Internal Revenue Service Notice 98-1, Section VII (or superseding guidance), the provisions of which are incorporated herein by reference.

               (g) Notwithstanding anything in this Section to the contrary, the provisions of this Section and Section 4.6 may be applied separately (or will be applied separately to the extent required by Regulations) to each plan within the meaning of Regulation 1.401(k)-1(g)(11). Furthermore, the provisions of Code Section 401(k)(3)(F) may be used to exclude from consideration all Non-Highly Compensated Employees who have not satisfied the minimum age and service requirements of Code
          Section 410(a)(1)(A).

4.6  ADJUSTMENT TO ACTUAL DEFERRAL PERCENTAGE TESTS

          In the event (or if it is anticipated) that the initial allocations of the Employer Elective Contributions made pursuant to Section 4.4 do (or might) not satisfy one of the tests set forth in Section 4.5(a), the Administrator shall adjust Excess Contributions pursuant to the options set forth below:

               (a) On or before the fifteenth day of the third month following the end of each Plan Year, but in no event later than the close of the following Plan Year, the Highly Compensated Participant having the largest dollar amount of Elective Contributions shall have a portion of such Participant's Elective Contributions distributed until the total amount of Excess Contributions has been distributed, or until the amount of such Participant's Elective Contributions equals the Elective Contributions of the Highly Compensated Participant having the second largest dollar amount of Elective Contributions. This process shall continue until the total amount of Excess Contributions has been distributed. In determining the amount of Excess Contributions to be distributed with respect to an affected Highly Compensated Participant as determined herein, such amount shall be reduced pursuant to Section 4.2(f) by any Excess Deferred Compensation previously distributed to such affected Highly Compensated Participant for such Participant's taxable year ending with or within such Plan Year.

               (1) With respect to the distribution of Excess Contributions pursuant to (a) above, such distribution:

                    (i) may be postponed but not later than the close of the Plan Year following the Plan Year to which they are allocable;

                    (ii) shall be adjusted for Income; and

                    (iii) shall be designated by the Employer as a distribution of Excess Contributions (and Income).

               (2) Any distribution of less than the entire amount of Excess Contributions shall be treated as a pro rata distribution of Excess Contributions and Income.

               (3) Matching contributions which relate to Excess Contributions shall be forfeited unless the related matching contribution is distributed as an Excess Aggregate Contribution pursuant to
               Section 4.8.

               (b) Notwithstanding the above, within twelve (12) months after the end of the Plan Year, the Employer may make a special Qualified Non-Elective Contribution in accordance with one of the following provisions which contribution shall be allocated to the Participant's Elective Account of each Non-Highly Compensated Participant eligible to share in the allocation in accordance with such provision. The Employer shall provide the Administrator with written notification of the amount of the contribution being made and for which provision it is being made pursuant to:

               (1) A special Qualified Non-Elective Contribution may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 4.5(a). Such contribution shall be allocated in the same proportion that each Non-Highly Compensated Participant's 414(s) Compensation for the year (or prior year if the prior year testing method is being used) bears to the total 414(s) Compensation of all Non-Highly Compensated Participants for such year.

               (2) A special Qualified Non-Elective Contribution may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 4.5(a). Such contribution shall be allocated in the same proportion that each Non-Highly Compensated Participant electing salary reductions pursuant to
               Section 4.2 in the same proportion that each such Non-Highly Compensated Participant's Deferred Compensation for the year (or at the end of the prior Plan Year if the prior year testing method is being used) bears to the total Deferred Compensation of all such Non-Highly Compensated Participants for such year.

               (3) A special Qualified Non-Elective Contribution may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 4.5(a). Such contribution shall be allocated in equal amounts (per capita).

               (4) A special Qualified Non-Elective Contribution may be made on behalf of Non-Highly Compensated Participants electing salary reductions pursuant to Section 4.2 in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 4.5(a). Such contribution shall be allocated for the year (or at the end of the prior Plan Year if the prior year testing method is used) to each Non-Highly Compensated Participant electing salary reductions pursuant to
               Section 4.2 in equal amounts (per capita).

               (5) A special Qualified Non-Elective Contribution may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 4.5(a). Such contribution shall be allocated to the Non-Highly Compensated Participant having the lowest 414(s) Compensation, until one of the tests set forth in Section 4.5(a) is satisfied (or is anticipated to be satisfied), or until such Non-Highly Compensated Participant has received the maximum "annual addition" pursuant to Section 4.9. This process shall continue until one of the tests set forth in
               Section 4.5(a) is satisfied (or is anticipated to be satisfied).

                    Notwithstanding the above, at the Employer's discretion, Non-Highly Compensated Participants who are not employed at the end of the Plan Year (or at the end of the prior Plan Year if the prior year testing method is being used) shall not be eligible to receive a special Qualified Non-Elective Contribution and shall be disregarded.

                    Notwithstanding the above, if the testing method changes from the current year testing method to the prior year testing method, then for purposes of preventing the double counting of Qualified Non-Elective Contributions for the first testing year for which the change is effective, any special Qualified Non-Elective Contribution on behalf of Non-Highly Compensated Participants used to satisfy the Actual Deferral Percentage or Actual Contribution Percentage test under the current year testing method for the prior year testing year shall be disregarded.

               (c) If during a Plan Year, it is projected that the aggregate amount of Elective Contributions to be allocated to all Highly Compensated Participants under this Plan would cause the Plan to fail the tests set forth in Section 4.5(a), then the Administrator may automatically reduce the deferral amount of affected Highly Compensated Participants, beginning with the Highly Compensated Participant who has the highest deferral ratio until it is anticipated the Plan will pass the tests or until the actual deferral ratio equals the actual deferral ratio of the Highly Compensated Participant having the next highest actual deferral ratio. This process may continue until it is anticipated that the Plan will satisfy one of the tests set forth in Section 4.5(a). Alternatively, the Employer may specify a maximum percentage of Compensation that may be deferred.

               (d) Any Excess Contributions (and Income) which are distributed on or after 2 1/2 months after the end of the Plan Year shall be subject to the ten percent (10%) Employer excise tax imposed by Code
          Section 4979.

4.7  ACTUAL CONTRIBUTION PERCENTAGE TESTS

               (a) The Actual Contribution Percentage for the Highly Compensated Participant group shall not exceed the greater of:

               (1) 125 percent of such percentage for the Non-Highly Compensated Participant group (for the preceding Plan Year if the prior year testing method is used to calculate the Actual Contribution Percentage for the Non-Highly Compensated Participant group); or

               (2) the lesser of 200 percent of such percentage for the Non-Highly Compensated Participant group (for the preceding Plan Year if the prior year testing method is used to calculate the Actual Contribution Percentage for the Non-Highly Compensated Participant group), or such percentage for the Non-Highly Compensated Participant group (for the preceding Plan Year if the prior year testing method is used to calculate the Actual Contribution Percentage for the Non-Highly Compensated Participant group) plus 2 percentage points.

               (b) For the purposes of this Article, Actual Contribution Percentage for a Plan Year means, with respect to the Highly Compensated Participant group and Non-Highly Compensated Participant group (for the preceding Plan Year if the prior year testing method is used to calculate the Actual Contribution Percentage for the Non-Highly Compensated Participant group), the average of the ratios (calculated separately for each Participant in each group and rounded to the nearest one-hundredth of one percent) of:

               (1) the sum of Employer matching contributions made pursuant to
               Section 4.1(b) on behalf of each such Participant for such Plan Year; to

               (2) the Participant's 414(s) Compensation for such Plan Year.

               (c) For purposes of determining the Actual Contribution Percentage, only Employer matching contributions contributed to the Plan prior to the end of the succeeding Plan Year shall be considered. In addition, the Administrator may elect to take into account, with respect to Employees eligible to have Employer matching contributions pursuant to Section 4.1(b) allocated to their accounts, elective deferrals (as defined in Regulation 1.402(g)-1(b)) and qualified non-elective contributions (as defined in Code Section 401(m)(4)(C)) contributed to any plan maintained by the Employer. Such elective deferrals and qualified non-elective contributions shall be treated as Employer matching contributions subject to Regulation 1.401(m)-1(b)(5) which is incorporated herein by reference. However, the Plan Year must be the same as the plan year of the plan to which the elective deferrals and the qualified non-elective contributions are made.

               (d) For purposes of this Section and Code Sections 401(a)(4), 410(b) and 401(m), if two or more plans of the Employer to which matching contributions, Employee contributions, or both, are made are treated as one plan for purposes of Code Sections 401(a)(4) or 410(b) (other than the average benefits test under Code Section 410(b)(2)(A)(ii)), such plans shall be treated as one plan. In addition, two or more plans of the Employer to which matching contributions, Employee contributions, or both, are made may be considered as a single plan for purposes of determining whether or not such plans satisfy Code Sections 401(a)(4), 410(b) and 401(m). In such a case, the aggregated plans must satisfy this Section and Code Sections 401(a)(4), 410(b) and 401(m) as though such aggregated plans were a single plan. Any adjustment to the Non-Highly Compensated Participant actual contribution ratio for the prior year shall be made in accordance with Internal Revenue Service Notice 98-1 and any superseding guidance. Plans may be aggregated under this paragraph (d) only if they have the same plan year. Notwithstanding the above, if two or more plans which include cash or deferred arrangements are permissively aggregated under Regulation 1.410(b)-7(d), all plans permissively aggregated must use either the current year testing method or the prior year testing method for the testing year.

                    Notwithstanding the above, an employee stock ownership plan described in Code Section 4975(e)(7) or 409 may not be aggregated with this Plan for purposes of determining whether the employee stock ownership plan or this Plan satisfies this Section and Code Sections 401(a)(4), 410(b) and 401(m).

               (e) If a Highly Compensated Participant is a Participant under two or more plans (other than an employee stock ownership plan as defined in Code Section 4975(e)(7) or 409) which are maintained by the Employer or an Affiliated Employer to which matching contributions, Employee contributions, or both, are made, all such contributions on behalf of such Highly Compensated Participant shall be aggregated for purposes of determining such Highly Compensated Participant's actual contribution ratio. However, if the plans have different plan years, this paragraph shall be applied by treating all plans ending with or within the same calendar year as a single plan.

               (f) For purposes of Sections 4.7(a) and 4.8, a Highly Compensated Participant and Non-Highly Compensated Participant shall include any Employee eligible to have Employer matching contributions (whether or not a deferral election was made or suspended) allocated to the Participant's account for the Plan Year.

               (g) For the purpose of this Section, when calculating the Actual Contribution Percentage for the Non-Highly Compensated Participant group, the current year testing method shall be used. Any change from the current year testing method to the prior year testing method shall be made pursuant to Internal Revenue Service Notice 98-1, Section VII (or superseding guidance), the provisions of which are incorporated herein by reference.

               (h) Notwithstanding anything in this Section to the contrary, the provisions of this Section and Section 4.8 may be applied separately (or will be applied separately to the extent required by Regulations) to each plan within the meaning of Regulation 1.401(k)-1(g)(11). Furthermore, the provisions of Code Section 401(k)(3)(F) may be used to exclude from consideration all Non-Highly Compensated Employees who have not satisfied the minimum age and service requirements of Code
          Section 410(a)(1)(A).

4.8  ADJUSTMENT TO ACTUAL CONTRIBUTION PERCENTAGE TESTS

               (a) In the event (or if it is anticipated) that the Actual Contribution Percentage for the Highly Compensated Participant group exceeds (or might exceed) the Actual Contribution Percentage for the Non-Highly Compensated Participant group pursuant to Section 4.7(a), the Administrator (on or before the fifteenth day of the third month following the end of the Plan Year, but in no event later than the close of the following Plan Year) shall direct the Trustee to distribute to the Highly Compensated Participant having the largest dollar amount of contributions determined pursuant to Section 4.7(b)(1), the Vested portion of such contributions (and Income allocable to such contributions) and, if forfeitable, forfeit such non-Vested contributions attributable to Employer matching contributions (and Income allocable to such forfeitures) until the total amount of Excess Aggregate Contributions has been distributed, or until the Participant's remaining amount equals the amount of contributions determined pursuant to Section 4.7(b)(1) of the Highly Compensated Participant having the second largest dollar amount of contributions. This process shall continue until the total amount of Excess Aggregate Contributions has been distributed.

               (b) Any distribution and/or forfeiture of less than the entire amount of Excess Aggregate Contributions (and Income) shall be treated as a pro rata distribution and/or forfeiture of Excess Aggregate Contributions and Income. Distribution of Excess Aggregate Contributions shall be designated by the Employer as a distribution of Excess Aggregate Contributions (and Income). Forfeitures of Excess Aggregate Contributions shall be treated in accordance with Section 4.4.

               (c) Excess Aggregate Contributions, including forfeited matching contributions, shall be treated as Employer contributions for purposes of Code Sections 404 and 415 even if distributed from the Plan.

                    Forfeited matching contributions that are reallocated to Participants' Accounts for the Plan Year in which the forfeiture occurs shall be treated as an "annual addition" pursuant to Section 4.9(b) for the Participants to whose Accounts they are reallocated and for the Participants from whose Accounts they are forfeited.

               (d) The determination of the amount of Excess Aggregate Contributions with respect to any Plan Year shall be made after first determining the Excess Contributions, if any, to be treated as after-tax voluntary Employee contributions due to recharacterization for the plan year of any other qualified cash or deferred arrangement (as defined in Code Section 401(k)) maintained by the Employer that ends with or within the Plan Year or which are treated as after-tax voluntary Employee contributions due to recharacterization pursuant to Section 4.6(a).

               (e) If during a Plan Year the projected aggregate amount of Employer matching contributions to be allocated to all Highly Compensated Participants under this Plan would, by virtue of the tests set forth in Section 4.7(a), cause the Plan to fail such tests, then the Administrator may automatically reduce proportionately or in the order provided in Section 4.8(a) each affected Highly Compensated Participant's projected share of such contributions by an amount necessary to satisfy one of the tests set forth in Section 4.7(a).

               (f) Notwithstanding the above, within twelve (12) months after the end of the Plan Year, the Employer may make a special Qualified Non-Elective Contribution in accordance with one of the following provisions which contribution shall be allocated to the Participant's Account of each Non-Highly Compensated eligible to share in the allocation in accordance with such provision. The Employer shall provide the Administrator with written notification of the amount of the contribution being made and for which provision it is being made pursuant to:

               (1) A special Qualified Non-Elective Contribution may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 4.7. Such contribution shall be allocated in the same proportion that each Non-Highly Compensated Participant's 414(s) Compensation for the year (or prior year if the prior year testing method is being used) bears to the total 414(s) Compensation of all Non-Highly Compensated Participants for such year.

               (2) A special Qualified Non-Elective Contribution may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 4.7. Such contribution shall be allocated in the same proportion that each Non-Highly Compensated Participant electing salary reductions pursuant to
               Section 4.2 in the same proportion that each such Non-Highly Compensated Participant's Deferred Compensation for the year (or at the end of the prior Plan Year if the prior year testing method is being used) bears to the total Deferred Compensation of all such Non-Highly Compensated Participants for such year.

               (3) A special Qualified Non-Elective Contribution may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 4.7. Such contribution shall be allocated in equal amounts (per capita).

               (4) A special Qualified Non-Elective Contribution may be made on behalf of Non-Highly Compensated Participants electing salary reductions pursuant to Section 4.2 in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 4.7. Such contribution shall be allocated for the year (or at the end of the prior Plan Year if the prior year testing method is used) to each Non-Highly Compensated Participant electing salary reductions pursuant to
               Section 4.2 in equal amounts (per capita).

               (5) A special Qualified Non-Elective Contribution may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 4.7. Such contribution shall be allocated to the Non-Highly Compensated Participant having the lowest 414(s) Compensation, until one of the tests set forth in Section 4.7 is satisfied (or is anticipated to be satisfied), or until such Non-Highly Compensated Participant has received the maximum "annual addition" pursuant to Section 4.9. This process shall continue until one of the tests set forth in
               Section 4.7 is satisfied (or is anticipated to be satisfied).

                    Notwithstanding the above, at the Employer's discretion, Non-Highly Compensated Participants who are not employed at the end of the Plan Year (or at the end of the prior Plan Year if the prior year testing method is being used) shall not be eligible to receive a special Qualified Non-Elective Contribution and shall be disregarded.

                    Notwithstanding the above, if the testing method changes from the current year testing method to the prior year testing method, then for purposes of preventing the double counting of Qualified Non-Elective Contributions for the first testing year for which the change is effective, any special Qualified Non-Elective Contribution on behalf of Non-Highly Compensated Participants used to satisfy the Actual Deferral Percentage or Actual Contribution Percentage test under the current year testing method for the prior year testing year shall be disregarded.

               (g) Any Excess Aggregate Contributions (and Income) which are distributed on or after 2 1/2 months after the end of the Plan Year shall be subject to the ten percent (10%) Employer excise tax imposed by Code Section 4979.

4.9  MAXIMUM ANNUAL ADDITIONS

               (a) Notwithstanding the foregoing and to the extent permitted under Section 4.2(k) and Code Section 414(v), the maximum "annual addition" credited to a Participant's accounts under the Plan for any "limitation year" shall not exceed the lesser of: (1) $40,000, as adjusted for increases in the cost-of-living under Code Section 415(d) or (2) one hundred percent (100%) of the Participant's 415 Compensation for such "limitation year." If the Employer contribution that would otherwise be contributed or allocated to the Participant's accounts would cause the "annual addition" for the "limitation year" to exceed the maximum "annual addition," the amount contributed or allocated will be reduced so that the "annual addition" for the "limitation year" will equal the maximum "annual addition," and any amount in excess of the maximum "annual addition," which would have been allocated to such Participant may be allocated to other Participants. For any short "limitation year," the dollar limitation in (1) above shall be reduced by a fraction, the numerator of which is the number of full months in the short "limitation year" and the denominator of which is twelve (12).

               (b) For purposes of applying the limitations of Code Section 415, "annual addition" means the sum credited to a Participant's accounts for any "limitation year" of (1) Employer contributions, (2) Employee contributions, (3) forfeitures, (4) amounts allocated, after March 31, 1984, to an individual medical account, as defined in Code Section 415(l)(2) which is part of a pension or annuity plan maintained by the Employer and (5) amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a Key Employee under a welfare benefit plan (as defined in Code Section 419(e)) maintained by the Employer. Provided, however, the 415 Compensation percentage limitation referred to in paragraph (a)(2) above shall not apply to: (1) any contribution for medical benefits (within the meaning of Code Section 419A(f)(2)) after separation from service which is otherwise treated as an "annual addition," or (2) any amount otherwise treated as an "annual addition" under Code Section 415(l)(1).

               (c) For purposes of applying the limitations of Code Section 415, the transfer of funds from one qualified plan to another is not an "annual addition." In addition, the following are not Employee contributions for the purposes of Section 4.9(b)(2): (1) rollover contributions (as defined in Code Sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3) and 457(e)(16)); (2) repayments of loans made to a Participant from the Plan; (3) repayments of distributions received by an Employee pursuant to Code Section 411(a)(7)(B) (cash-outs); (4) repayments of distributions received by an Employee pursuant to Code
          Section 411(a)(3)(D) (mandatory contributions); (5) Employee contributions to a simplified employee pension excludable from gross income under Code Section 408(k)(6) and (6) Catch-Up Contributions.

               (d) For purposes of this Article and applying the limitations of Code Section 415, the "limitation year" shall be the Plan Year.

               (e) For the purpose of this Section, all qualified defined contribution plans (whether terminated or not) ever maintained by the Employer shall be treated as one defined contribution plan.

               (f) For the purpose of this Section, if the Employer is a member of a controlled group of corporations, trades or businesses under common control (as defined by Code Section 1563(a) or Code Section 414(b) and (c) as modified by

          Code Section 415(h)), is a member of an affiliated service group (as defined by Code Section 414(m)), or is a member of a group of entities required to be aggregated pursuant to Regulations under Code Section 414(o), all Employees of such Employers shall be considered to be employed by a single Employer.

               (g) If this is a plan described in Code Section 414(c) (other than a plan described in Code Section 414(f)), then all of the benefits or contributions attributable to a Participant from all of the Employers maintaining this Plan shall be taken into account in applying the limits of this Section with respect to such Participant. Furthermore, in applying the limitations of this Section with respect to such a Participant, the total 415 Compensation received by the Participant from all of the Employers maintaining the Plan shall be taken into account.

               (h)(1) If a Participant participates in more than one defined contribution plan maintained by the Employer which have different Anniversary Dates, the maximum "annual addition" under this Plan shall equal the maximum "annual addition" for the "limitation year" minus any "annual additions" previously credited to such Participant's accounts during the "limitation year."

               (2) If a Participant participates in both a defined contribution plan subject to Code Section 412 and a defined contribution plan not subject to Code Section 412 maintained by the Employer which have the same Anniversary Date, an "annual addition" will be credited to the Participant's accounts under the defined contribution plan subject to Code Section 412 prior to crediting an "annual addition" to the Participant's accounts under the defined contribution plan not subject to Code Section 412.

               (3) If a Participant participates in more than one defined contribution plan not subject to Code Section 412 maintained by the Employer which have the same Anniversary Date, the maximum "annual additions" under this Plan shall equal the product of (A) the maximum "annual addition" for the "limitation year" minus any "annual addition" previously credited under subparagraphs (1) or
               (2) above, multiplied by (B) a fraction (i) the numerator of which is the "annual addition" which would be credited to such Participant's accounts under this Plan without regard to the limitations of Code Section 415 and (ii) the denominator of which is such "annual addition" for all plans described in this subparagraph.

               (i) Notwithstanding anything contained in this Section to the contrary, the limitations, adjustments and other requirements prescribed in this Section shall at all times comply with the provisions of Code Section 415 and the Regulations thereunder.

4.10 ADJUSTMENT FOR EXCESSIVE ANNUAL ADDITIONS

               (a) If, as a result of a reasonable error in estimating a Participant's Compensation, a reasonable error in determining the amount of elective deferrals (within the meaning of Code Section 402(g)(3)) that may be made with respect to any Participant under the limits of Section 4.9 or other facts and circumstances to which Regulation 1.415-6(b)(6) shall be applicable, the "annual additions" under this Plan would cause the maximum "annual additions" to be exceeded for any Participant, the "excess amount" will be disposed of in one of the following manners, as uniformly determined by the Administrator for all Participants similarly situated.

               (1) Any unmatched Deferred Compensation and, thereafter, proportionately from Deferred Compensation which is matched and matching contributions which relate to such Deferred Compensation, will be reduced to the extent they would reduce the "excess amount." The Deferred Compensation (and any gains attributable to such Deferred Compensation) will be distributed to the Participant and the Employer matching contributions (and any gains attributable to such matching contributions) will be used to reduce the Employer contribution in the next "limitation year";

               (2) If, after the application of subparagraph (1) above, an "excess amount" still exists, and the Participant is covered by the Plan at the end of the "limitation year," the "excess amount" will be used to reduce the Employer contribution for such Participant in the next "limitation year," and each succeeding "limitation year" if necessary;

               (3) If, after the application of subparagraphs (1) and (2) above, an "excess amount" still exists, and the Participant is not covered by the Plan at the end of the "limitation year," the "excess amount" will be held unallocated in a "Section 415 suspense account." The "Section 415 suspense account" will be applied to reduce future Employer contributions for all remaining Participants in the next "limitation year," and each succeeding "limitation year" if necessary;

               (4) If a "Section 415 suspense account" is in existence at any time during the "limitation year" pursuant to this Section, it will not participate in the allocation of investment gains and losses of the Trust Fund. If a "Section 415 suspense account" is in existence at any time during a particular "limitation year," all amounts in the "Section 415 suspense account" must be allocated and reallocated to Participants' accounts before any Employer contributions or any Employee contributions may be made to the Plan for that "limitation year." Except as provided in (1) above, "excess amounts" may not be distributed to Participants.

               (b) For purposes of this Article, "excess amount" for any Participant for a "limitation year" shall mean the excess, if any, of
          (1) the "annual addition" which would be credited to the Participant's account under the terms of the Plan without regard to the limitations of Code Section 415 over (2) the maximum "annual addition" determined pursuant to Section 4.9.

               (c) For purposes of this Section, "Section 415 suspense account" shall mean an unallocated account equal to the sum of "excess amounts" for all Participants in the Plan during the "limitation year."

4.11 ROLLOVERS AND PLAN-TO-PLAN TRANSFERS FROM QUALIFIED PLANS

               (a) With the consent of the Administrator, amounts may be transferred (within the meaning of Code Section 414(l)) to this Plan from other "qualified plans" by Eligible Employees, provided the trust from which such funds are transferred permits the transfer to be made and the transfer will not jeopardize the tax exempt status of the Plan or Trust or create adverse tax consequences for the Employer. Prior to accepting any transfers to which this Section applies, the Administrator may require an opinion of counsel that the amounts to be transferred meet the requirements of this Section. The amounts transferred shall be set up in a separate account herein referred to as a Participant's Transfer/Rollover Account. Such account shall be fully Vested at all times and shall not be subject to Forfeiture for any reason.

                    Except as permitted by Regulations (including Regulation 1.411(d)-4), amounts attributable to "elective contributions" (as defined in Regulation 1.401(k)-1(g)(3)), including amounts treated as "elective contributions", which are transferred from another "qualified plan" in a plan-to-plan transfer (other than a direct rollover) shall be subject to the distribution limitations provided for in Regulation 1.401(k)-1(d).

               (b) With the consent of the Administrator, the Plan may accept a "rollover" by Eligible Employees, provided the "rollover" will not jeopardize the tax exempt status of the Plan or create adverse tax consequences for the Employer. Prior to accepting any "rollovers" to which this Section applies, the Administrator may require the Employee to establish (by providing opinion of counsel or otherwise) that the amounts to be rolled over to this Plan meet the requirements of this Section. The amounts rolled over shall be set up in a separate account herein referred to as a "Participant's Transfer/Rollover Account." Such account shall be fully Vested at all times and shall not be subject to Forfeiture for any reason.

                    For purposes of this Section 4.11, the term "qualified plan" shall mean any tax qualified plan under Code Section 401(a), or, any other plans from which distributions are eligible to be rolled over into this Plan pursuant to the Code. The term "rollover" means: (i) amounts transferred to this Plan directly from another "qualified plan"; (ii) distributions received by an Employee from other "qualified plans" which are eligible for tax-free rollover to a "qualified plan" and which are transferred by the Employee to this Plan within sixty (60) days following receipt thereof; (iii) amounts transferred to this Plan from a conduit individual retirement account provided that the conduit individual retirement account has no assets other than assets which (A) were previously distributed to the Employee by another "qualified plan," (B) were eligible for tax-free rollover to a "qualified plan" and (C) were deposited in such conduit individual retirement account within sixty (60) days of receipt thereof; (iv) amounts distributed to the Employee from a conduit individual retirement account meeting the requirements of clause (iii) above, and transferred by the Employee to this Plan within sixty (60) days of receipt thereof from such conduit individual retirement account; and
          (v) any other amounts which are eligible to be rolled over to this Plan pursuant to the Code.

               (c) Amounts in a Participant's Transfer/Rollover Account shall be held by the Trustee pursuant to the provisions of this Plan and may not be withdrawn by, or distributed to the Participant, in whole or in part, except as provided in paragraph (d) of this Section. The Trustee shall have no duty or responsibility to inquire as to the propriety of the amount, value or type of assets transferred, nor to conduct any due diligence with respect to such assets; provided, however, that such assets are otherwise eligible to be held by the Trustee under the terms of this Plan.

               (d) The Administrator, at the election of the Participant, shall direct the Trustee to distribute all or a portion of the amount credited to the Participant's Transfer/Rollover Account. Any distributions of amounts held in a Participant's Transfer/Rollover Account shall be made in a manner which is consistent with and satisfies the provisions of Sections 6.5 and 6.6, including, but not limited to, all notice and consent requirements of Code Section 411(a)(11) and the Regulations thereunder. Furthermore, such amounts shall not be considered as part of a Participant's benefit in determining whether an involuntary cash-out of benefits may be made without Participant consent.

               (e) The Administrator may direct that Employee transfers and rollovers made after a Valuation Date be segregated into a separate account for each Participant until such time as the allocations pursuant to this Plan have been made, at which time they may remain segregated or be invested as part of the general Trust Fund or be directed by the Participant pursuant to Section 4.12.

               (f) This Plan shall not accept any direct or indirect transfers (as that term is defined and interpreted under Code Section 401(a)(11) and the Regulations thereunder) from a defined benefit plan, money purchase plan (including a target benefit plan), stock bonus or profit sharing plan which would otherwise have provided for a life annuity form of payment to the Participant.

               (g) Notwithstanding anything herein to the contrary, a transfer directly to this Plan from another "qualified plan" (or a transaction having the effect of such a transfer) shall only be permitted if it will not result in the elimination or reduction of any "Section 411(d)(6) protected benefit" as described in Section 7.1.

               (h) Notwithstanding anything herein to the contrary, the Administrator, operationally and on a nondiscriminatory basis, may limit the source of rollover contributions that may be accepted by this Plan.

4.12 QUALIFIED MILITARY SERVICE

          Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code Section 414(u).

                                    ARTICLE V
                           INVESTMENT OF CONTRIBUTIONS
                                 AND VALUATIONS

5.1  THE TRUST

          All amounts of money, securities or other property received under the Plan shall be delivered to the Trustee under the Trust, to be managed, invested, reinvested and distributed for the exclusive benefit of the Participants and their Beneficiaries in accordance with the Plan, the Trust and any agreement with an insurance company or other financial institution constituting a part of the Plan and Trust. It is intended that the Plan meet the requirements of Act
Section 404(c). In this regard, the Administrator shall make available Directed Investment Options that provide Participants with a broad range of investment alternatives (within the meaning of Department of Labor Regulation Section 2550.404c-1). The Administrator reserves the right, at any time, to establish or eliminate any Directed Investment Options for the investment of Participant's Accounts.

5.2  DIRECTED INVESTMENT ACCOUNT

               (a) Each Participant may, subject to such instructions, guidelines or policies as shall be established by the Administrator (the "Participant Direction Procedures") and applied in a uniform nondiscriminatory manner, direct the Trustee, in writing (or in such other form which is acceptable to the Trustee), to invest the amount credited to his Account in specific assets, specific funds or other investments permitted under the Plan and the Participant Direction Procedures. That portion of the interest of any Participant so directing will thereupon be considered a Participant's Directed Account. In the absence of the making of an investment direction, amounts credited to a Participant's Account shall be invested in the Directed Investment Option selected by the Administrator, from time to time.

               (b) As of each Valuation Date, all Participant Directed Accounts shall be charged or credited with the net earnings, gains, losses and expenses as well as any appreciation or depreciation in the market value using publicly listed fair market values when available or appropriate as follows:

               (1) to the extent that the assets in a Participant's Directed Account are accounted for as pooled assets or investments, the allocation of earnings, gains and losses of each Participant's Directed Account shall be based upon the total amount of funds so invested in a manner proportionate to the Participant's share of such pooled investment; and

               (2) to the extent that the assets in the Participant's Directed Account are accounted for as segregated assets, the allocation of earnings, gains and losses from such assets shall be made on a separate and distinct basis.

               (c) Investment directions will be processed as soon as administratively practicable after proper investment directions are received from the Participant. No guarantee is made by the Plan, Employer, Administrator or Trustee that investment directions will be processed on a daily basis, and no guarantee is made in any respect regarding the processing time of an investment direction. Notwithstanding any other provision of the Plan, the Employer, Administrator or Trustee reserves the right to not value an investment option on any given Valuation Date for any reason deemed appropriate by the Employer, Administrator or Trustee. Furthermore, the processing of any investment transaction may be delayed for any legitimate business reason (including, but not limited to, failure of systems or computer programs, failure of the means of the transmission of data, force majeure, the failure of a service provider to timely receive values or prices, and correction for errors or omissions or the errors or omissions of any service provider). The processing date of a transaction will be binding for all purposes of the Plan and considered the applicable Valuation Date for an investment transaction.

               (d) The Participant Direction Procedures shall provide an explanation of the circumstances under which Participants and their Beneficiaries may give investment instructions, including, but need not be limited to, the following:

               (1) the conveyance of instructions by the Participants and their Beneficiaries to invest Participant Directed Accounts in Directed Investment Options;

               (2) the name, address and phone number of the Fiduciary (and, if applicable, the person or persons designated by the Fiduciary to act on its behalf) responsible for providing information to the Participant or a Beneficiary upon request relating to the Directed Investment Options;

               (3) applicable restrictions on transfers to and from any Designated Investment Alternative;

               (4) any restrictions on the exercise of voting, tender and similar rights related to a Directed Investment Option by the Participants or their Beneficiaries;

               (5) a description of any transaction fees and expenses which affect the balances in Participant Directed Accounts in connection with the purchase or sale of Directed Investment Options; and

               (6) general procedures for the dissemination of investment and other information relating to the Designated Investment Alternatives as deemed necessary or appropriate, including but not limited to a description of the following:

                    (i) the investment vehicles available under the Plan, including specific information regarding any Designated Investment Alternative;

                    (ii) any designated Investment Managers; and

                    (iii) a description of the additional information which may be obtained upon request from the Fiduciary designated to provide such information.

               (e) With respect to any Employer stock which is allocated to a Participant's Directed Investment Account, the Participant or Beneficiary shall direct the Trustee with regard to any voting, tender and similar rights associated with the ownership of Employer stock, (hereinafter referred to as the "Stock Rights") as follows:

               (1) each Participant or Beneficiary shall direct the Trustee to vote or otherwise exercise such Stock Rights in accordance with the provisions, conditions and terms of any such Stock Rights;

               (2) to the extent to which a Participant or Beneficiary does not instruct the Trustee to vote or otherwise exercise such Stock Rights, such Participants or Beneficiaries shall be deemed to have directed the Trustee that such Stock Rights remain nonvoted and unexercised.

               (f) Any information regarding investments available under the Plan, to the extent not required to be described in the Participant Direction Procedures, may be provided to the Participant in one or more written documents (or in any other form including, but not limited to, electronic media) which are separate from the Participant Direction Procedures and are not thereby incorporated by reference into this Plan.

               (g) The Administrator may, in its discretion, include in or exclude by amendment or other action from the Participant Direction Procedures such instructions, guidelines or policies as it deems necessary or appropriate to ensure proper administration of the Plan, and may interpret the same accordingly.

5.3  VALUATION OF THE TRUST FUND

          The Administrator shall direct the Trustee, as of each Valuation Date, to determine the net worth of the assets comprising the Trust Fund as it exists on the Valuation Date. In determining such net worth, the Trustee shall value the assets comprising the Trust Fund at their fair market value (or their contractual value in the case of a Contract or Policy) as of the Valuation Date and shall deduct all expenses for which the Trustee has not yet obtained reimbursement from the Employer or the Trust Fund. The Trustee may update the value of any shares held in the Participant Directed Account by reference to the number of shares held by that Participant, priced at the market value as of the Valuation Date.

5.4  METHOD OF VALUATION

          In determining the fair market value of securities held in the Trust Fund which are listed on a registered stock exchange, the Administrator shall direct the Trustee to value the same at the prices they were last traded on such exchange preceding the close of business on the Valuation Date. If such securities were not traded on the Valuation Date, or if the exchange on which they are traded was not open for business on the Valuation Date, then the securities shall be valued at the prices at which they were last traded prior to the Valuation Date. Any unlisted security held in the Trust Fund shall be valued at its bid price next preceding the close of business on the Valuation Date, which bid price shall be obtained from a registered broker or an investment banker. In determining the fair market value of assets other than securities for which trading or bid prices can be obtained, the Trustee may appraise such assets itself, or in its discretion, employ one or more appraisers for that purpose and rely on the values established by such appraiser or appraisers.

                                   ARTICLE VI
                   DETERMINATION AND DISTRIBUTION OF BENEFITS

6.1  DETERMINATION OF BENEFITS UPON RETIREMENT

          Every Participant may terminate employment with the Employer and retire for the purposes hereof on the Participant's Normal Retirement Date. However, a Participant may postpone the termination of employment with the Employer to a later date, in which event the participation of such Participant in the Plan, including the right to receive allocations pursuant to Section 4.4, shall continue until such Participant's Late Retirement Date. Upon a Participant's Retirement Date or attainment of Normal Retirement Date without termination of employment with the Employer, or as soon thereafter as is practicable, the Trustee shall distribute, at the election of the Participant, all amounts credited to such Participant's Combined Account in accordance with Sections 6.5 and 6.6.

6.2  DETERMINATION OF BENEFITS UPON DEATH

               (a) Upon the death of a Participant before the Participant's Retirement Date or other termination of employment, all amounts credited to such Participant's Account shall become fully Vested. The Administrator shall direct the Trustee, in accordance with the provisions of Sections 6.6, 6.7 and 6.8, to distribute the value of the deceased Participant's accounts to the Participant's Beneficiary.

               (b) Upon the death of a Participant after the Participant's Retirement or other termination of employment, the Administrator shall direct the Trustee, in accordance with the provisions of Sections 6.6,
          6.7 and 6.8, to distribute any remaining Vested amounts credited to the accounts of a deceased Participant to such Participant's Beneficiary.

               (c) Any security interest held by the Plan by reason of an outstanding loan to the Participant shall be taken into account in determining the amount of the death benefit.

               (d) The Administrator may require such proper proof of death and such evidence of the right of any person to receive payment of the value of the account of a deceased Participant or as the Administrator may deem desirable. The Administrator's determination of death and of the right of any person to receive payment shall be conclusive.

               (e) The Beneficiary of the death benefit payable pursuant to this Section shall be the Participant's spouse. Except, however, the Participant may designate a Beneficiary other than the spouse if:

               (1) the spouse has waived the right to be the Participant's Beneficiary, or

               (2) the Participant is legally separated or has been abandoned (within the meaning of local law) and the Participant has a court order to such effect (and there is no "qualified domestic relations order" as defined in Code Section 414(p) which provides otherwise), or

               (3) the Participant has no spouse, or

               (4) the spouse cannot be located.

                    In such event, the designation of a Beneficiary shall be made on a form satisfactory to the Administrator. A Participant may at any time revoke a designation of a Beneficiary or change a Beneficiary by filing written (or in such other form as permitted by the Internal Revenue Service) notice of such revocation or change with the Administrator. However, the Participant's spouse must again consent in writing (or in such other form as permitted by the Internal Revenue Service) to any change in Beneficiary unless the original consent acknowledged that the spouse had the right to limit consent only to a specific Beneficiary and that the spouse voluntarily elected to relinquish such right.

               (f) In the event no valid designation of Beneficiary exists, or if the Beneficiary is not alive at the time of the Participant's death, the death benefit will be paid in the following order of priority to:

               (1) the Participant's surviving spouse;

               (2) the Participant's children, including adopted children, per stirpes;

               (3) the Participant's surviving parents, in equal shares; or

               (4) the Participant's estate.

                    If the Beneficiary does not predecease the Participant, but dies prior to distribution of the death benefit, the death benefit will be paid to the Beneficiary's estate.

               (g) Notwithstanding anything in this Section to the contrary, if a Participant has designated the spouse as a Beneficiary, then a divorce decree or a legal separation that relates to such spouse shall revoke the Participant's designation of the spouse as a Beneficiary unless the decree or a "qualified domestic relations order" (within the meaning of Code Section 414(p)) provides otherwise.

               (h) Any consent by the Participant's spouse to waive any rights to the death benefit must be in writing (or in such other form as permitted by the Internal Revenue Service), must acknowledge the effect of such waiver, and be witnessed by a Plan representative or a notary public. Further, the spouse's consent must be irrevocable and must acknowledge the specific nonspouse Beneficiary.

6.3  DETERMINATION OF BENEFITS IN EVENT OF DISABILITY

          In the event of a Participant's Total and Permanent Disability prior to the Participant's Retirement Date or other termination of employment, all amounts credited to such Participant's Account shall become fully Vested. In the event of a Participant's Total and Permanent Disability, the Administrator, in accordance with the provisions of Sections 6.5, 6.6 and 6.8, shall direct the distribution to such Participant of all Vested amounts credited to such Participant's Account.

6.4  DETERMINATION OF BENEFITS UPON TERMINATION

               (a) If a Participant's employment with the Employer is terminated for any reason other than death, Total and Permanent Disability or retirement, then such Participant shall be entitled to such benefits as are provided hereinafter pursuant to this Section 6.4.

                    A Terminated Participant shall be entitled to receive the entire Vested portion of the Terminated Participant's Account as of the Valuation Date on account of the Participant's severance from employment. Any distribution under this paragraph shall be made in a manner which is consistent with and satisfies the provisions of Sections 6.5 and 6.6, including, but not limited to, all notice and consent requirements of Code Section 411(a)(11) and the Regulations thereunder.

               (b) A Participant shall become fully Vested immediately upon entry into the Plan.

               (c) The computation of a Participant's nonforfeitable percentage of such Participant's interest in the Plan shall not be reduced as the result of any direct or indirect amendment to this Plan. In the event that the Plan is amended to change or modify any vesting schedule, or if the Plan is amended in any way that directly or indirectly affects the computation of the Participant's nonforfeitable percentage, or if the Plan is deemed amended by an automatic change to a top heavy vesting schedule, then each Participant with at least three (3) whole year Periods of Service as of the expiration date of the election period may elect to have such Participant's nonforfeitable percentage computed under the Plan without regard to such amendment or change. If a Participant fails to make such election, then such Participant shall be subject to the new vesting schedule. The Participant's election period shall commence on the adoption date of the amendment and shall end sixty (60) days after the latest of:

               (1) the adoption date of the amendment,

               (2) the effective date of the amendment, or

               (3) the date the Participant receives written notice of the amendment from the Employer or Administrator.

6.5  FORM OF DISTRIBUTION

               (a) The Administrator, pursuant to the election of the Participant, shall direct the Trustee to distribute to a Participant or such Participant's Beneficiary any amount to which the Participant is entitled under the Plan in one lump-sum payment in cash.

               (b) Unless the Participant's interest is distributed in a single sum on or before the required beginning date, as of the first distribution calendar year distributions will be made in accordance with Sections 6.6(c) and 6.6(d) of this Article.

               (c) If a Participant's benefits are distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Code Section 401(a)(9) and the Regulations thereunder. All annuity Contracts under this Plan shall be non-transferable when distributed. Furthermore, the terms of any annuity Contract purchased and distributed to a Participant or spouse shall comply with all of the requirements of the Plan.

               (d) Any distribution to a Participant who has a nonforfeitable accrued benefit which exceeds $5,000, shall require such Participant's written (or in such other form as permitted by the Internal Revenue Service) consent if such distribution occurs prior to the time the Participant attains (or would have attained if not deceased) the later of the Participant's Normal Retirement Age or age 62.

               (e) The following rules will apply to the consent requirements set forth in subsection (d):

               (1) The Participant must be informed of the right to defer receipt of the distribution. If a Participant fails to consent, it shall be deemed an election to defer the distribution of any benefit. However, any election to defer the receipt of benefits shall not apply with respect to distributions which are required under Section 6.6(b)(i).

               (2) Notice of the rights specified under this paragraph shall be provided no less than thirty (30) days and no more than ninety
               (90) days before the date the distribution commences.

               (3) Written (or such other form as permitted by the Internal Revenue Service) consent of the Participant to the distribution must not be made before the Participant receives the notice and must not be made more than ninety (90) days before the date the distribution commences.

               (4) No consent shall be valid if a significant detriment, as determined by the Internal Revenue Service Commissioner, is imposed under the Plan on any Participant who does not consent to the distribution.

                    Any such distribution may commence less than thirty (30)
               days after the notice required under Regulation 1.411(a)-11(c) is given, provided that: (1) the Administrator clearly informs the Participant that the Participant has a right to a period of at least thirty (30) days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and (2) the Participant, after receiving the notice, affirmatively elects a distribution.

               (f) If the value of a Terminated Participant's nonforfeitable accrued benefit is $5,000 or less, then the Administrator shall direct the Trustee to cause the entire nonforfeitable accrued benefit to be paid to such Participant in a single lump sum. The value of such nonforfeitable accrued benefit shall be determined without regard to that portion of the nonforfeitable accrued benefit that is attributable to rollover contributions (and earnings allocable thereto) within the meaning of Code Sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(II) and 457(e)(16).

               (g) In the event of a mandatory distribution greater than $1,000 in accordance with subsection (f) above, if the Participant does not elect to have such distribution paid directly to an eligible retirement plan specified by the Participant in a direct rollover in accordance with Section 6.14 or to receive the distribution directly, then the Administrator will pay the distribution in a direct rollover to an individual retirement plan designated by the Administrator.

6.6  MINIMUM DISTRIBUTION REQUIREMENTS

          (a) General Rules.

               (i) Precedence. The requirements of this Section will take precedence over any inconsistent provisions of the Plan.

               (ii) Requirements of Regulations Incorporated. All distributions required under this Article will be determined and made in accordance with the Regulations under Code Section
               401(a)(9).

          (b) Time and Manner of Distribution.

               (i) Required Beginning Date. The Participant's entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant's required beginning date.

               (ii) Death of Participant Before Distributions Begin. If the Participant dies before distributions begin, the Participant's entire interest will be distributed, or begin to be distributed, no later than as follows:

                    (A) If the Participant's surviving spouse is the Participant's sole designated Beneficiary, then, except as provided in subsection (C) below, distributions to the surviving spouse will begin by December 31st of the calendar year immediately following the calendar year in which the Participant died, or by December 31st of the calendar year in which the Participant would have attained age 70 1/2, if later.

                    (B) If the Participant's surviving spouse is not the Participant's sole designated Beneficiary, then, except as provided in subsection (C) below, distributions to the designated Beneficiary will begin by December 31st of the calendar year immediately following the calendar year in which the Participant died.

                    (C) If the Participant dies before distributions begin and there is a designated Beneficiary, distribution to the designated Beneficiary is not required to begin by the date specified in this Section 6.6(b)(ii), but the Participant's entire interest will be distributed to the designated Beneficiary by December 31st of the calendar year containing the fifth anniversary of the Participant's death. If the Participant's surviving spouse is the Participant's sole designated Beneficiary and the surviving spouse dies after the Participant but before distributions to either the Participant or the surviving spouse begin, then this subsection (C) will apply as if the surviving spouse were the Participant. This subsection (C) will apply to all distributions.

                    (D) If there is no designated Beneficiary as of September 30th of the year following the year of the Participant's death, the Participant's entire interest will be distributed by December 31st of the calendar year containing the fifth anniversary of the Participant's death.

                    (E) If the Participant's surviving spouse is the Participant's sole designated Beneficiary and the surviving spouse dies after the Participant but before distributions to the surviving spouse begin, this Section 6.6(b)(ii), other than subsection (A), will apply as if the surviving spouse were the Participant.

                    For purposes of this Section 6.6(b)(ii) and Section 6.6(d), unless Section 6.6(b)(ii)(E) applies, distributions are considered to begin on the Participant's required beginning date. If Section 6.6(b)(ii)(E) applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under subsection (A) above.

          (c) Required Minimum Distributions During Participant's Lifetime.

               (i) Amount of Required Minimum Distribution For Each Distribution Calendar Year. During the Participant's lifetime, the minimum amount that will be distributed for each distribution calendar year is the lesser of:

                    (A) the quotient obtained by dividing the Participant's account balance by the distribution period in the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the Regulations, using the Participant's age as of the Participant's birthday in the distribution calendar year; or

                    (B) if the Participant's sole designated Beneficiary for the distribution calendar year is the Participant's spouse, the quotient obtained by dividing the Participant's account balance by the number in the Joint and Last Survivor Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Participant's and spouse's attained ages as of the Participant's and spouse's birthdays in the distribution calendar year.

               (ii) Lifetime Required Minimum Distributions Continue Through Year of Participant's Death. Required minimum distributions will be determined under this Section 6.6(c) beginning with the first distribution calendar year and up to and including the distribution calendar year that includes the Participant's date of death.

          (d) Required Minimum Distributions After Participant's Death.

               (i) Death On or After Date Distributions Begin.

                    (A) Participant Survived by Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is a designated Beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's account balance by the longer of the remaining life expectancy of the Participant or the remaining life expectancy of the Participant's designated Beneficiary, determined as follows:

                         (1) The Participant's remaining life expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

                         (2) If the Participant's surviving spouse is the Participant's sole designated Beneficiary, the remaining life expectancy of the surviving spouse is calculated for each distribution calendar year after the year of the Participant's death using the surviving spouse's age as of the spouse's birthday in that year. For distribution calendar years after the year of the surviving spouse's death, the remaining life expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse's birthday in the calendar year of the spouse's death, reduced by one for each subsequent calendar year.

                         (3) If the Participant's surviving spouse is not the Participant's sole designated Beneficiary, the designated Beneficiary's remaining life expectancy is calculated using the age of the beneficiary in the year following the year of the Participant's death, reduced by one for each subsequent year.

                    (B) No Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is no designated Beneficiary as of September 30th of the year after the year of the Participant's death, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's account balance by the Participant's remaining life expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

               (ii) Death Before Date Distributions Begin.

                    (A) Participant Survived by Designated Beneficiary. Except as provided in Section 6.6(b)(ii)(c), if the Participant dies before the date distributions begin and there is a designated Beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's account balance by the remaining life expectancy of the Participant's designated Beneficiary, determined as provided in Section 6.6(d)(i).

                    (B) If the Participant dies before distributions begin and there is a designated Beneficiary, distribution to the designated Beneficiary is not required to begin by the date specified in Section 6.6(b)(ii), but the Participant's entire interest will be distributed to the designated Beneficiary by December 31st of the calendar year containing the fifth anniversary of the Participant's death. If the Participant's surviving spouse is the Participant's sole designated Beneficiary and the surviving spouse dies after the Participant but before distributions to either the Participant or the surviving spouse begin, then this Section B will apply as if the surviving spouse were the Participant. This Section B will apply to all distributions.

                    (C) No Designated Beneficiary. If the Participant dies before the date distributions begin and there is no designated Beneficiary as of September 30th of the year following the year of the Participant's death, distribution of the Participant's entire interest will be completed by December 31st of the calendar year containing the fifth anniversary of the Participant's death.

                    (D) Death of Surviving Spouse Before Distributions to Surviving Spouse Are Required to Begin. If the Participant dies before the date distributions begin, the Participant's surviving spouse is the Participant's sole designated Beneficiary, and the surviving spouse dies before distributions are required to begin to the surviving spouse under Section 6.6(b)(ii)(A), this Section 6.6(d)(ii) will apply as if the surviving spouse were the Participant.

          (e) Definitions. For purposes of this Article, the following terms shall have the following meanings.

               (i) Designated Beneficiary. The individual who is designated as the Beneficiary under Section 6.2(e) of the Plan and is the designated Beneficiary under Code Section 401(a)(9) and section 1.401(a)(9)-4, Q&A-1, of the Regulations.

               (ii) Distribution calendar year. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant's required beginning date. For distributions beginning after the Participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin under Section 6.6(b)(ii). The required minimum distribution for the Participant's first distribution calendar year will be made on or before the Participant's required beginning date. The required minimum distribution for other distribution calendar years, including the required minimum distribution for the distribution calendar year in which the Participant's required beginning date occurs, will be made on or before December 31st of that distribution calendar year.

               (iii) Life expectancy. Life expectancy as computed by use of the Single Life Table in section 1.401(a)(9)-9 of the Regulations.

               (iv) Participant's account balance. The account balance as of the last Valuation Date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the account balance as of dates in the valuation calendar year after the Valuation Date and decreased by distributions made in the valuation calendar year after the Valuation Date. The account balance for the valuation calendar year includes any amounts rolled over or transferred to the plan either in the valuation calendar year or in the distribution calendar year if distributed or transferred in the valuation calendar year.

               (v) Required beginning date. April 1st of the calendar year following the later of (i) the calendar year in which the Participant attains age 70 1/2 or (ii) the calendar year in which the Participant retires, provided however, that this clause (ii) shall not apply in the case of a Participant who is a "five (5) percent owner" as described in Code Section 416(i)(l) at any time during the Plan Year ending with or within calendar year in which such owner attains age 70 1/2.

6.7  DISTRIBUTION OF BENEFITS UPON DEATH

               (a) The death benefit payable pursuant to Section 6.2 shall be paid to the Participant's Beneficiary in one lump-sum payment in cash subject to the rules of Section 6.6.

               (b) For purposes of this Section, any amount paid to a child of the Participant will be treated as if it had been paid to the surviving spouse if the amount becomes payable to the surviving spouse when the child reaches the age of majority.

6.8  TIME OF SEGREGATION OR DISTRIBUTION

          Except as limited by Sections 6.6 and 6.7, whenever the Trustee is to make a distribution, the distribution may be made on such date or as soon thereafter as is practicable. However, unless a Participant elects in writing to defer the receipt of benefits (such election may not result in a death benefit that is more than incidental), the payment of benefits shall occur not later than the sixtieth (60th) day after the close of the Plan Year in which the latest of the following events occurs: (a) the date on which the Participant attains the earlier of age 65 or the Normal Retirement Age specified herein; (b) the tenth (10th) anniversary of the year in which the Participant commenced participation in the Plan; or (c) the date the Participant terminates employment with the Employer.

          Notwithstanding the foregoing, the failure of a Participant to consent to a distribution that is "immediately distributable" (within the meaning of Section 6.5), shall be deemed to be an election to defer the commencement of payment of any benefit sufficient to satisfy this Section.

6.9  DISTRIBUTION FOR MINOR OR INCOMPETENT BENEFICIARY

          In the event a distribution is to be made to a minor or incompetent Beneficiary, then the Administrator may direct that such distribution be paid to the legal guardian, or if none in the case of a minor Beneficiary, to a parent of such Beneficiary or a responsible adult with whom the Beneficiary maintains residence, or to the custodian for such Beneficiary under the Uniform Gift to Minors Act or Gift to Minors Act, if such is permitted by the laws of the state in which said Beneficiary resides. Such a payment to the legal guardian, custodian or parent of a minor

Beneficiary shall fully discharge the Trustee, Employer, and Plan from further liability on account thereof.

6.10 LOCATION OF PARTICIPANT OR BENEFICIARY UNKNOWN

          In the event that all, or any portion, of the distribution payable to a Participant or Beneficiary hereunder shall, at the later of the Participant's attainment of age 62 or Normal Retirement Age, remain unpaid solely by reason of the inability of the Administrator, after sending a registered letter, return receipt requested, to the last known address, and after further diligent effort, to ascertain the whereabouts of such Participant or Beneficiary, the amount so distributable shall be treated as a Forfeiture pursuant to the Plan. Notwithstanding the foregoing, if the value of a Participant's Vested benefit derived from Employer and Employee contributions does not exceed $5,000, then the amount distributable may, in the sole discretion of the Administrator, either be treated as a Forfeiture, or be paid directly to an individual retirement account described in Code Section 408(a) or an individual retirement annuity described in Code Section 408(b) at the time it is determined that the whereabouts of the Participant or the Participant's Beneficiary cannot be ascertained. In the event a Participant or Beneficiary is located subsequent to the Forfeiture, such benefit shall be restored, first from Forfeitures, if any, and then from an additional Employer contribution if necessary. However, regardless of the preceding, a benefit which is lost by reason of escheat under applicable state law is not treated as a Forfeiture for purposes of this Section nor as an impermissable forfeiture under the Code.

6.11 PRE-RETIREMENT DISTRIBUTION

          Unless otherwise provided, at such time as a Participant shall have attained the age of 59 1/2 years, the Administrator, at the election of the Participant who has not severed employment with the Employer, shall direct the Trustee to distribute all or a portion of the Vested amount then credited to the accounts maintained on behalf of the Participant in the order set forth below:

          (1) First, all or part of his rollover contributions and earnings attributable to such contributions;

          (2) Second, all or part of his matching contributions and earnings attributable to such contributions; and

          (3) Third, all or part of his salary reduction contributions and earnings attributable to such contributions;

          In the event that the Administrator makes such a distribution, the Participant shall continue to be eligible to participate in the Plan on the same basis as any other Employee. Any distribution made pursuant to this Section shall be made in a manner consistent with Sections 6.5 and 6.6, including, but not limited to, all notice and consent requirements of Code Section 411(a)(11) and the Regulations thereunder.

          Notwithstanding the above, pre-retirement distributions from a Participant's Elective Account shall not be permitted prior to the Participant attaining age 59 1/2 except as otherwise permitted under the terms of the Plan.

6.12 ADVANCE DISTRIBUTION FOR HARDSHIP

               (a) The Administrator, at the election of the Participant, shall direct the Trustee to distribute to any Participant in any one Plan Year up to the lesser of 100% of the Participant's Elective Account valued as of the last Valuation Date or the amount necessary to satisfy the immediate and heavy financial need of the Participant. Any distribution made pursuant to this Section shall be deemed to be made as of the first day of the Plan Year or, if later, the Valuation Date immediately preceding the date of distribution, and the Participant's Elective Account shall be reduced accordingly. Withdrawal under this
          Section is deemed to be on account of an immediate and heavy financial need of the Participant only if the withdrawal is for:

               (1) Medical expenses described in Code Section 213(d) incurred by the Participant, the Participant's spouse, or any of the Participant's dependents (as defined in Code Section 152) or necessary for these persons to obtain medical care as described in Code Section 213(d);

               (2) The costs directly related to the purchase (excluding mortgage payments) of a principal residence for the Participant;

               (3) Payment of tuition, related educational fees, and room and board expenses for the next twelve (12) months of post-secondary education for the Participant and the Participant's spouse, children, or dependents; or

               (4) Payments necessary to prevent the eviction of the Participant from the Participant's principal residence or foreclosure on the mortgage on that residence.

               (b) No distribution shall be made pursuant to this Section unless the Administrator, based upon the Participant's representation and such other facts as are known to the Administrator, determines that all of the following conditions are satisfied:

               (1) The distribution is not in excess of the amount of the immediate and heavy financial need of the Participant. The amount of the immediate and heavy financial need may include any amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution;

               (2) The Participant has obtained all distributions, other than hardship distributions, and all nontaxable (at the time of the loan) loans currently available under all plans maintained by the Employer;

               (3) The Plan, and all other plans maintained by the Employer, provide that the Participant's elective deferrals and after-tax voluntary Employee contributions will be suspended for six (6) months after receipt of the hardship distribution or, the Participant, pursuant to a legally enforceable agreement, will suspend elective deferrals and after-tax voluntary Employee contributions to the Plan and all other plans maintained by the Employer for six (6) months after receipt of the hardship distribution; and

               (4) The Plan, and all other plans maintained by the Employer, provide that the Participant may not make elective deferrals for the Participant's taxable year immediately following the taxable year of the hardship distribution in excess of the applicable limit under Code Section 402(g) for such next taxable year less the amount of such Participant's elective deferrals for the taxable year of the hardship distribution.

               (c) Notwithstanding the above, distributions from the Participant's Elective Account pursuant to this Section shall be limited solely to the Participant's total Deferred Compensation as of the date of distribution, reduced by the amount of any previous distributions pursuant to this Section and Section 6.11.

               (d) Any distribution made pursuant to this Section shall be made in a manner which is consistent with and satisfies the provisions of Sections 6.5 and 6.6, including, but not limited to, all notice and consent requirements of Code Section 411(a)(11) and the Regulations thereunder.

6.13 QUALIFIED DOMESTIC RELATIONS ORDER DISTRIBUTION

          All rights and benefits, including elections, provided to a Participant in this Plan shall be subject to the rights afforded to any "alternate payee" under a "qualified domestic relations order." Furthermore, a distribution to an "alternate payee" shall be permitted if such distribution is authorized by a "qualified domestic relations order," even if the affected Participant has not separated from service and has not reached the "earliest retirement age" under the Plan. For the purposes of this Section, "alternate payee," "qualified domestic relations order" and "earliest retirement age" shall have the meaning set forth under Code Section 414(p).

6.14 DIRECT ROLLOVER

               (a) Notwithstanding any provision of the Plan to the contrary that would otherwise limit a "distributee's" election under this Section, a "distributee" may elect, at the time and in the manner prescribed by the Administrator, to have any portion of an "eligible rollover distribution" that is equal to at least $500 paid directly to an "eligible retirement plan" specified by the "distributee" in a "direct rollover."

               (b) For purposes of this Section the following definitions shall apply:

               (1) An "eligible rollover distribution" is any distribution of all or any portion of the balance to the credit of the "distributee," except that an "eligible rollover distribution" does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the


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
               "distributee" or the joint lives (or joint life expectancies) of the "distributee" and the "distributee's" designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code Section 401(a)(9); the portion of any other distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); any hardship distribution; as defined in Regulation 1.401(k)-1(d)(2); and any other distribution that is reasonably expected to total less than $200 during a year.

               (2) An "eligible retirement plan" is an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a), or a qualified trust described in Code Section 401(a), that accepts the "distributee's" "eligible rollover distribution." However, in the case of an "eligible rollover distribution" to the surviving spouse, an "eligible retirement plan" is an individual retirement account or individual retirement annuity. Eligible retirement plan shall also mean an annuity contract described in Code
               Section 403(b) and an eligible plan under Code Section 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan. The definition of eligible retirement plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a "qualified domestic relation order", as defined in Code Section 414(p).

               (3) A "distributee" includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), are "distributees" with regard to the interest of the spouse or former spouse.

               (4) A "direct rollover" is a payment by the Plan to the "eligible retirement plan" specified by the "distributee."


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
                                   ARTICLE VII
                    AMENDMENT, TERMINATION, MERGERS AND LOANS

7.1  AMENDMENT

               (a) The Employer shall have the right at any time to amend this Plan, subject to the limitations of this Section. However, any amendment which affects the rights, duties or responsibilities of the Trustee or Administrator may only be made with the Trustee's or Administrator's written consent. Any such amendment shall become effective as provided therein upon its execution. The Trustee shall not be required to execute any such amendment unless the amendment affects the duties of the Trustee hereunder.

               (b) No amendment to the Plan shall be effective if it authorizes or permits any part of the Trust Fund (other than such part as is required to pay taxes and administration expenses) to be used for or diverted to any purpose other than for the exclusive benefit of the Participants or their Beneficiaries or estates; or causes any reduction in the amount credited to the account of any Participant; or causes or permits any portion of the Trust Fund to revert to or become property of the Employer.

               (c) Except as permitted by Regulations (including Regulation 1.411(d)-4) or other Internal Revenue Service guidance, no Plan amendment or transaction having the effect of a Plan amendment (such as a merger, plan transfer or similar transaction) shall be effective if it eliminates or reduces any "Section 411(d)(6) protected benefit" or adds or modifies conditions relating to "Section 411(d)(6) protected benefits" which results in a further restriction on such benefits unless such "Section 411(d)(6) protected benefits" are preserved with respect to benefits accrued as of the later of the adoption date or effective date of the amendment. "Section 411(d)(6) protected benefits" are benefits described in Code Section 411(d)(6)(A), early retirement benefits and retirement-type subsidies, and optional forms of benefit. A Plan amendment that eliminates or restricts the ability of a Participant to receive payment of the Participant's interest in the Plan under a particular optional form of benefit will be permissible if the amendment satisfies the conditions in (1) and (2) below:

               (1) The amendment provides a single-sum distribution form that is otherwise identical to the optional form of benefit eliminated or restricted. For purposes of this condition (1), a single-sum distribution form is otherwise identical only if it is identical in all respects to the eliminated or restricted optional form of benefit (or would be identical except that it provides greater rights to the Participant) except with respect to the timing of payments after commencement.

               (2) The amendment is not effective unless the amendment provides that the amendment shall not apply to any distribution with an annuity starting date earlier than the earlier of: (i) the ninetieth (90th) day after the date the Participant receiving the distribution has been furnished a


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
               summary that reflects the amendment and that satisfies the Act requirements at 29 CFR 2520.104b-3 (relating to a summary of material modifications) or (ii) the first day of the second Plan Year following the Plan Year in which the amendment is adopted.

7.2  TERMINATION

               (a) The Employer shall have the right at any time to terminate the Plan by delivering to the Trustee and Administrator written notice of such termination. Upon any full or partial termination, all amounts credited to the affected Participants' Accounts shall become 100% Vested as provided in Section 6.4 and shall not thereafter be subject to forfeiture, and all unallocated amounts, including Forfeitures, shall be allocated to the accounts of all Participants in accordance with the provisions hereof.

               (b) Upon the full termination of the Plan, the Employer shall direct the distribution of the assets of the Trust Fund to Participants in a manner which is consistent with and satisfies the provisions of Section 6.5. Distributions to a Participant shall be made in cash or through the purchase of irrevocable nontransferable deferred commitments from an insurer. Except as permitted by Regulations, the termination of the Plan shall not result in the reduction of "Section 411(d)(6) protected benefits" in accordance with
          Section 7.1(c).

7.3  MERGER, CONSOLIDATION OR TRANSFER OF ASSETS

          This Plan may be merged or consolidated with, or its assets and/or liabilities may be transferred to any other plan and trust only if the benefits which would be received by a Participant of this Plan, in the event of a termination of the Plan immediately after such transfer, merger or consolidation, are at least equal to the benefits the Participant would have received if the Plan had terminated immediately before the transfer, merger or consolidation, and such transfer, merger or consolidation does not otherwise result in the elimination or reduction of any "Section 411(d)(6) protected benefits" in accordance with Section 7.1(c).

7.4  LOANS TO PARTICIPANTS

               (a) The Trustee may, in the Trustee's discretion, make loans to Participants and Beneficiaries under the following circumstances: (1) loans shall be made available to all Participants and Beneficiaries on a reasonably equivalent basis; (2) loans shall not be made available to Highly Compensated Employees in an amount greater than the amount made available to other Participants and Beneficiaries; (3) loans shall bear a reasonable rate of interest; (4) loans shall be adequately secured; and (5) loans shall provide for periodic repayment over a reasonable period of time.

               (b) Loans made pursuant to this Section (when added to the outstanding balance of all other loans made by the Plan to the Participant) may, in accordance with a uniform and nondiscriminatory policy established by the Administrator, be limited to the lesser of:


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
               (1) $50,000 reduced by the excess (if any) of the highest outstanding balance of loans from the Plan to the Participant during the one year period ending on the day before the date on which such loan is made, over the outstanding balance of loans from the Plan to the Participant on the date on which such loan was made, or

               (2) one-half (1/2) of the present value of the nonforfeitable accrued benefit of the Participant under the Plan.

                    For purposes of this limit, all plans of the Employer shall be considered one plan.

               (c) Loans shall provide for level amortization with payments to be made not less frequently than quarterly over a period not to exceed five (5) years. However, loans used to acquire any dwelling unit which, within a reasonable time, is to be used (determined at the time the loan is made) as a "principal residence" of the Participant shall provide for periodic repayment over a reasonable period of time that may exceed five (5) years. For this purpose, a "principal residence" has the same meaning as a "principal residence" under Code Section 1034. Loan repayments may be suspended during any break in service due to qualified military service under this Plan as permitted under Code
          Section 414(u)(4).

               (d) Any loans granted or renewed shall be made pursuant to a Participant loan program. Such loan program shall be established in writing and must include, but need not be limited to, the following:

               (1) the identity of the person or positions authorized to administer the Participant loan program;

               (2) a procedure for applying for loans;

               (3) the basis on which loans will be approved or denied;

               (4) limitations, if any, on the types and amounts of loans offered;

               (5) the procedure under the program for determining a reasonable rate of interest;

               (6) the types of collateral which may secure a Participant loan; and

               (7) the events constituting default and the steps that will be taken to preserve Plan assets.

                    Such Participant loan program shall be contained in a separate written document which, when properly executed, is hereby incorporated by reference and made a part of the Plan. Furthermore, such Participant loan program


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
          may be modified or amended in writing from time to time without the necessity of amending this Section.

               (e) Notwithstanding anything in this Plan to the contrary, if a Participant or Beneficiary defaults on a loan made pursuant to this Section, then the loan default will be a distributable event to the extent permitted by the Code and Regulations.


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
                                  ARTICLE VIII
                              TOP HEAVY PROVISIONS

8.1  TOP HEAVY PLAN REQUIREMENTS

          This Article shall apply for purposes of determining whether the Plan is a top-heavy plan under Code Section 416(g) for Plan years beginning on or after May 7, 2004, and whether the Plan satisfies the minimum benefits requirements of Code Section 416(c) for such years. For any Top Heavy Plan Year, the Plan shall provide the special vesting requirements of Code Section 416(b) pursuant to Section 6.4 of the Plan and the special minimum allocation requirements of Code Section 416(c) pursuant to Section 4.4 of the Plan.

8.2  DETERMINATION OF TOP HEAVY STATUS

               (a) This Plan shall be a Top Heavy Plan for any Plan Year in which, as of the Determination Date, (1) the Present Value of Accrued Benefits of Key Employees and (2) the sum of the Aggregate Accounts of Key Employees under this Plan and all plans of an Aggregation Group, exceeds sixty percent (60%) of the Present Value of Accrued Benefits and the Aggregate Accounts of all Key and Non-Key Employees under this Plan and all plans of an Aggregation Group.

                    If any Participant is a Non-Key Employee for any Plan Year, but such Participant was a Key Employee for any prior Plan Year, such Participant's Present Value of Accrued Benefit and/or Aggregate Account balance shall not be taken into account for purposes of determining whether this Plan is a Top Heavy Plan (or whether any Aggregation Group which includes this Plan is a Top Heavy Group). In addition, if a Participant or has not performed any services for any Employer maintaining the Plan at any time during the one-year period ending on the Determination Date, the accrued benefits and Account of such Participant shall not be taken into account for the purposes of determining whether this Plan is a Top Heavy Plan.

               (b) Aggregate Account: A Participant's Aggregate Account as of the Determination Date is the sum of:

               (1) the Participant's Combined Account balance as of the most recent valuation occurring within a twelve (12) month period ending on the Determination Date (excluding any rollovers and plan-to-plan transfers pursuant to subsection (5)).

               (2) an adjustment for any contributions due as of the Determination Date. Such adjustment shall be the amount of any contributions actually made after the Valuation Date but due on or before the Determination Date, except for the first Plan Year when such adjustment shall also reflect the amount of any contributions made after the Determination Date that are allocated as of a date in that first Plan Year.


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
               (3) any Plan distributions made in the one-year period ending on the Determination Date or within the four (4) preceding Plan Years. However, in the case of distributions made after the Valuation Date and prior to the Determination Date, such distributions are not included as distributions for top heavy purposes to the extent that such distributions are already included in the Participant's Aggregate Account balance as of the Valuation Date. Notwithstanding anything herein to the contrary, all distributions, including distributions under a terminated plan which if it had not been terminated would have been required to be included in an Aggregation Group, will be counted. Further, distributions from the Plan (including the cash value of life insurance policies) of a Participant's account balance because of death shall be treated as a distribution for the purposes of this paragraph. In the case of a distribution made for a reason other than separation from service, death or disability, this provision will be applied by substituting "five-year period" for "one-year period."

               (4) any Employee contributions, whether voluntary or mandatory. However, amounts attributable to tax deductible qualified voluntary employee contributions shall not be considered to be a part of the Participant's Aggregate Account balance.

               (5) with respect to unrelated rollovers and plan-to-plan transfers (ones which are both initiated by the Employee and made from a plan maintained by one employer to a plan maintained by another employer), if this Plan provides the rollovers or plan-to-plan transfers, it shall always consider such rollovers or plan-to-plan transfers as a distribution for the purposes of this Section. If this Plan is the plan accepting such rollovers or plan-to-plan transfers, it shall not consider such rollovers or plan-to-plan transfers as part of the Participant's Aggregate Account balance.

               (6) with respect to related rollovers and plan-to-plan transfers (ones either not initiated by the Employee or made to a plan maintained by the same employer), if this Plan provides the rollover or plan-to-plan transfer, it shall not be counted as a distribution for purposes of this Section. If this Plan is the plan accepting such rollover or plan-to-plan transfer, it shall consider such rollover or plan-to-plan transfer as part of the Participant's Aggregate Account balance, irrespective of the date on which such rollover or plan-to-plan transfer is accepted.

               (7) For the purposes of determining whether two employers are to be treated as the same employer in (5) and (6) above, all employers aggregated under Code Section 414(b), (c), (m) and (o) are treated as the same employer.

               (c) "Aggregation Group" means either a Required Aggregation Group or a Permissive Aggregation Group as hereinafter determined.


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
               (1) Required Aggregation Group: In determining a Required Aggregation Group hereunder, each qualified plan of the Employer or any Affiliated Employer in which at least one Key Employee is a participant in the Plan Year containing the Determination Date or any of the four preceding Plan Years, and each other qualified plan of the Employer or any Affiliated Employer which enables any plan in which a Key Employee participates to meet the requirements of Code Sections 401(a)(4) or 410(b), will be required to be aggregated. Such group shall be known as a Required Aggregation Group.

               In the case of a Required Aggregation Group, each plan in the group will be considered a Top Heavy Plan if the Required Aggregation Group is a Top Heavy Group. No plan in the Required Aggregation Group will be considered a Top Heavy Plan if the Required Aggregation Group is not a Top Heavy Group.

               (2) Permissive Aggregation Group: The Employer may also include any other qualified plan maintained by the Employer or any Affiliated Employer not required to be included in the Required Aggregation Group, provided the resulting group, taken as a whole, would continue to satisfy the provisions of Code Sections 401(a)(4) and 410(b). Such resulting group shall be known as a Permissive Aggregation Group.

               In the case of a Permissive Aggregation Group, only a plan that is part of the Required Aggregation Group will be considered a Top Heavy Plan if the Permissive Aggregation Group is a Top Heavy Group. No plan in the Permissive Aggregation Group will be considered a Top Heavy Plan if the Permissive Aggregation Group is not a Top Heavy Group.

               (3) Only those plans of the Employer in which the Determination Dates fall within the same calendar year shall be aggregated in order to determine whether such plans are Top Heavy Plans.

               (4) An Aggregation Group shall include any terminated plan of the Employer if it was maintained within the last five (5) years ending on the Determination Date.

               (d) "Determination Date" means (a) the last day of the preceding Plan Year, or (b) in the case of the first Plan Year, the last day of such Plan Year.

               (e) Present Value of Accrued Benefit: In the case of a defined benefit plan, the Present Value of Accrued Benefit for a Participant other than a Key Employee, shall be as determined using the single accrual method used for all plans of the Employer and Affiliated Employers, or if no such single method exists, using a method which results in benefits accruing not more rapidly than the slowest accrual rate permitted under Code Section 411(b)(1)(C). The determination of the Present Value of Accrued Benefit shall be determined as of the most recent Valuation Date that falls within or ends with the 12-month period


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
          ending on the Determination Date except as provided in Code Section 416 and the Regulations thereunder for the first and second plan years of a defined benefit plan. The Present Value of Accrued Benefits shall be increased by the distributions made with respect to the Employee under the Plan and any plan aggregated with the Plan under Code
          Section 416(g)(2) during the 1-year period ending on the Determination Date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under Code Section 416(g)(2)(A)(i). In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting "5-year period" for "1-year period."

               (f) "Top Heavy Group" means an Aggregation Group in which, as of the Determination Date, the sum of:

               (1) the Present Value of Accrued Benefits of Key Employees under all defined benefit plans included in the group, and

               (2) the Aggregate Accounts of Key Employees under all defined contribution plans included in the group,

                    exceeds sixty percent (60%) of a similar sum determined for all Participants.

               (g) Key Employee. Key Employee means any Employee or former Employee (including any deceased Employee) who at any time during the Plan Year that includes the Determination Date was an officer of the Employer having 415 Compensation greater than $130,000 (as adjusted under Code Section 416(i)(1) for Plan Years beginning after December 31, 2002), a five-percent owner of the Employer, or a one-percent owner of the Employer having 415 Compensation of more than $150,000. The determination of who is a Key Employee will be made in accordance with Code Section 416(i)(1) and the Regulations and other guidance of general applicability issued thereunder.

                                   ARTICLE IX
                                  MISCELLANEOUS

9.1  PARTICIPANT'S RIGHTS

          This Plan shall not be deemed to constitute a contract between the Employer and any Participant or to be a consideration or an inducement for the employment of any Participant or Employee. Nothing contained in this Plan shall be deemed to give any Participant or Employee the right to be retained in the service of the Employer or to interfere with the right of the Employer to discharge any Participant or Employee at any time regardless of the effect which such discharge shall have upon the Employee as a Participant of this Plan.

9.2  ALIENATION

               (a) Subject to the exceptions provided below, and as otherwise permitted by the Code and the Act, no benefit which shall be payable out of the Trust Fund to any person (including a Participant or the Participant's Beneficiary) shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge the same shall be void; and no such benefit shall in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements, or torts of any such person, nor shall it be subject to attachment or legal process for or against such person, and the same shall not be recognized by the Trustee, except to such extent as may be required by law.

               (b) Subsection (a) shall not apply to the extent a Participant or Beneficiary is indebted to the Plan, by reason of a loan made pursuant to Section 7.4. At the time a distribution is to be made to or for a Participant's or Beneficiary's benefit, such proportion of the amount to be distributed as shall equal such indebtedness shall be paid to the Plan, to apply against or discharge such indebtedness. Prior to making a payment, however, the Participant or Beneficiary must be given written notice by the Administrator that such indebtedness is to be so paid in whole or part from the Participant's Account. If the Participant or Beneficiary does not agree that the indebtedness is a valid claim against the Vested Participant's Account, the Participant or Beneficiary shall be entitled to a review of the validity of the claim in accordance with procedures provided in Sections 2.10 and 2.11.

               (c) Subsection (a) shall not apply to a "qualified domestic relations order" defined in Code Section 414(p), and those other domestic relations orders permitted to be so treated by the Administrator under the provisions of the Retirement Equity Act of 1984. The Administrator shall establish a written procedure to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders. Further, to the extent provided under a "qualified domestic relations order," a former spouse of a Participant shall be treated as the spouse or surviving spouse for all purposes under the Plan.

               (d) Subsection (a) shall not apply to an offset to a Participant's accrued benefit against an amount that the Participant is ordered or required to pay the Plan with respect to a judgment, order, or decree issued, or a settlement entered into in accordance with Code Sections 401(a)(13)(C) and (D).

9.3  CONSTRUCTION OF PLAN

          This Plan shall be construed and enforced according to the Code, the Act and the laws of the State of Georgia, other than its laws respecting choice of law, to the extent not pre-empted by the Act.

9.4  GENDER AND NUMBER

          Wherever any words are used herein in the masculine, feminine or neuter gender, they shall be construed as though they were also used in another gender in all cases where they would so apply, and whenever any words are used herein in the singular or plural form, they shall be construed as though they were also used in the other form in all cases where they would so apply.

9.5  LEGAL ACTION

          In the event any claim, suit, or proceeding is brought regarding the Trust and/or Plan established hereunder to which the Trustee, the Employer or the Administrator may be a party, and such claim, suit, or proceeding is resolved in favor of the Trustee, the Employer or the Administrator, they shall be entitled to be reimbursed from the Trust Fund for any and all costs, attorney's fees, and other expenses pertaining thereto incurred by them for which they shall have become liable.

9.6  PROHIBITION AGAINST DIVERSION OF FUNDS

               (a) Except as provided below and otherwise specifically permitted by law, it shall be impossible by operation of the Plan or of the Trust, by termination of either, by power of revocation or amendment, by the happening of any contingency, by collateral arrangement or by any other means, for any part of the corpus or income of any Trust Fund maintained pursuant to the Plan or any funds contributed thereto to be used for, or diverted to, purposes other than the exclusive benefit of Participants or their Beneficiaries.

               (b) In the event the Employer shall make an excessive contribution under a mistake of fact pursuant to Act Section 403(c)(2)(A), the Employer may demand repayment of such excessive contribution at any time within one (1) year following the time of payment and the Trustees shall return such amount to the Employer within the one (1) year period. Earnings of the Plan attributable to the contributions may not be returned to the Employer but any losses attributable thereto must reduce the amount so returned.

               (c) Except for Sections 3.5, 3.6, and 4.1(c), any contribution by the Employer to the Trust Fund is conditioned upon the deductibility of the contribution by the Employer under the Code and, to the extent any such deduction is disallowed, the Employer may, within one (1) year following the final determination of the disallowance, whether by agreement with the Internal Revenue Service or by final decision of a competent jurisdiction, demand repayment of such disallowed contribution and the Trustee shall return such contribution within one
          (1) year following the disallowance. Earnings of the Plan attributable to the contribution may not be returned to the Employer, but any losses attributable thereto must reduce the amount so returned.

9.7  EMPLOYER'S AND TRUSTEE'S PROTECTIVE CLAUSE

          The Employer, Administrator and Trustee, and their successors, shall not be responsible for the validity of any Contract issued hereunder or for the failure on the part of the insurer to make payments provided by any such Contract, or for the action of any person which may delay payment or render a Contract null and void or unenforceable in whole or in part.

9.8  INSURER'S PROTECTIVE CLAUSE

          Except as otherwise agreed upon in writing between the Employer and the insurer, an insurer which issues any Contracts hereunder shall not have any responsibility for the validity of this Plan or for the tax or legal aspects of this Plan. The insurer shall be protected and held harmless in acting in accordance with any written direction of the Trustee, and shall have no duty to see to the application of any funds paid to the Trustee, nor be required to question any actions directed by the Trustee. Regardless of any provision of this Plan, the insurer shall not be required to take or permit any action or allow any benefit or privilege contrary to the terms of any Contract which it issues hereunder, or the rules of the insurer.

9.9  RECEIPT AND RELEASE FOR PAYMENTS

          Any payment to any Participant, the Participant's legal representative, Beneficiary, or to any guardian or committee appointed for such Participant or Beneficiary in accordance with the provisions of the Plan, shall, to the extent thereof, be in full satisfaction of all claims hereunder against the Trustee and the Employer, either of whom may require such Participant, legal representative, Beneficiary, guardian or committee, as a condition precedent to such payment, to execute a receipt and release thereof in such form as shall be determined by the Trustee or Employer.

9.10 ACTION BY THE EMPLOYER

          Whenever the Employer under the terms of the Plan is permitted or required to do or perform any act or matter or thing, it shall be done and performed by a person duly authorized by its legally constituted authority.

9.11 NAMED FIDUCIARIES AND ALLOCATION OF RESPONSIBILITY

          The "named Fiduciaries" of this Plan are (1) the Employer, (2) the Administrator, (3) the Trustee and (4) any Investment Manager appointed hereunder. The named Fiduciaries shall have only those specific powers, duties, responsibilities, and obligations as are specifically given them under the Plan including, but not limited to, any agreement allocating or delegating their responsibilities, the terms of which are incorporated herein by reference. In general, the Employer shall have the sole responsibility for making the contributions provided for under Section 4.1; and shall have the authority to appoint and remove the Trustee and the Administrator; to formulate the Plan's "funding policy and method"; and to amend or terminate, in whole or in part, the Plan. The Administrator shall have the sole responsibility for the administration of the Plan, including, but not limited to, the items specified in Article II of the Plan, as the same may be allocated or delegated thereunder. The Administrator shall act as the named Fiduciary responsible for communicating with the Participant according to the Participant Direction Procedures. The Trustee shall have the sole responsibility of management of the assets held under the Trust, except to the extent directed pursuant to Article II or with respect to those assets, the management of which has been assigned to an Investment Manager, who shall be solely responsible for the management of the assets assigned to it, all as specifically provided in the Plan. Each named Fiduciary warrants that any directions given, information furnished, or action taken by it shall be in accordance with the provisions of the Plan, authorizing or providing for such direction, information or action. Furthermore, each named Fiduciary may rely upon any such direction, information or action of another named Fiduciary as being proper under the Plan, and is not required under the Plan to inquire into the propriety of any such direction, information or action. It is intended under the Plan that each named Fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations under the Plan as specified or allocated herein. No named Fiduciary shall guarantee the Trust Fund in any manner against investment loss or depreciation in asset value. Any person or group may serve in more than one Fiduciary capacity.

9.12 TRUST AGREEMENT

          Any and all rights or benefits accruing to any persons under the Plan shall be subject to the terms of the Trust Agreement, which the Company shall enter into with the Trustee.

9.13 TRUST AS SOURCE OF BENEFITS

          Any and all right or benefits under the Plan shall be subject to the terms of the Trust Agreement, which the Company shall enter into with the Trustee. The Trust shall be the sole source of benefits under the Plan and, except as otherwise required by the Act, the Trustee, the Administrator, and their respective agents assume no liability or responsibility for payment of such benefits, and each Participant, surviving spouse, Beneficiary or other person who shall claim the right to any payment under the Plan shall be entitled to look only to the Trust for such payment and shall not have any right, claim or demand therefor against the Employer, the Administrator or any member thereof, or any Employee or director of the Employer.

9.14 HEADINGS

          The headings and subheadings of this Plan have been inserted for convenience of reference and are to be ignored in any construction of the provisions hereof.

9.15 APPROVAL BY INTERNAL REVENUE SERVICE

          Notwithstanding anything herein to the contrary, if, pursuant to an application for qualification filed by or on behalf of the Plan by the time prescribed by law for filing the Employer's return for the taxable year in which the Plan is adopted, or such later date that the Secretary of the Treasury may prescribe, the Commissioner of Internal Revenue Service or the Commissioner's delegate should determine that the Plan does not initially qualify as a tax-exempt plan under Code Sections 401 and 501, and such determination is not contested, or if contested, is finally upheld, then if the Plan is a new plan, it shall be void ab initio and all amounts contributed to the Plan by the Employer, less expenses paid, shall be returned within one (1) year and the Plan shall terminate, and the Trustee shall be discharged from all further obligations. If the disqualification relates to an amended plan, then the Plan shall operate as if it had not been amended.

9.16 UNIFORMITY

          All provisions of this Plan shall be interpreted and applied in a uniform, nondiscriminatory manner. In the event of any conflict between the terms of this Plan and any Contract purchased hereunder, the Plan provisions shall control.

                                    ARTICLE X
                             PARTICIPATING EMPLOYERS

10.1 ADOPTION BY OTHER EMPLOYERS

          Notwithstanding anything herein to the contrary, with the consent of the Employer and Trustee, any other corporation or entity, whether an affiliate or subsidiary or not, may adopt this Plan and all of the provisions hereof, and participate herein and be known as a Participating Employer, by a properly executed document evidencing said intent and will of such Participating Employer.

10.2 REQUIREMENTS OF PARTICIPATING EMPLOYERS

               (a) Each such Participating Employer shall be required to use the same Trustee as provided in this Plan.

               (b) The Trustee may, but shall not be required to, commingle, hold and invest as one Trust Fund all contributions made by Participating Employers, as well as all increments thereof.

               (c) Any expenses of the Plan which are to be paid by the Employer or borne by the Trust Fund shall be paid by each Participating Employer in the same proportion that the total amount standing to the credit of all Participants employed by such Employer bears to the total standing to the credit of all Participants.

10.3 DESIGNATION OF AGENT

          Each Participating Employer shall be deemed to be a party to this Plan; provided, however, that with respect to all of its relations with the Trustee and Administrator for the purpose of this Plan, each Participating Employer shall be deemed to have designated irrevocably the Employer as its agent. Unless the context of the Plan clearly indicates the contrary, the word "Employer" shall be deemed to include each Participating Employer as related to its adoption of the Plan.

10.4 EMPLOYEE TRANSFERS

          In the event an Employee is transferred between Participating Employers, accumulated service and eligibility shall be carried with the Employee involved. No such transfer shall effect a termination of employment hereunder, and the Participating Employer to which the Employee is transferred shall thereupon become obligated hereunder with respect to such Employee in the same manner as was the Participating Employer from whom the Employee was transferred.

10.5 PARTICIPATING EMPLOYER CONTRIBUTION AND FORFEITURES

          Any contribution or Forfeiture subject to allocation during each Plan Year shall be allocated only among those Participants of the Employer or Participating Employers making the contribution or by which the forfeiting Participant was employed. However, if the contribution is made, or the forfeiting Participant was employed, by an Affiliated Employer, such contribution or Forfeiture shall be allocated among all Participants of all Participating Employers who are Affiliated Employers in accordance with the provisions of this Plan. On the basis of the information furnished by the Administrator, the Trustee may keep separate books and records concerning the affairs of each Participating Employer hereunder and as to the accounts and credits of the Employees of each Participating Employer. The Trustee may, but need not, register Contracts so as to evidence that a particular Participating Employer is the interested Employer hereunder, but in the event of an Employee transfer from one Participating Employer to another, the employing Participating Employer shall immediately notify the Trustee thereof.

10.6 AMENDMENT

          Amendment of this Plan by the Employer at any time when there shall be a Participating Employer hereunder shall only be by the written action of each and every Participating Employer and with the consent of the Trustee where such consent is necessary in accordance with the terms of this Plan.

10.7 DISCONTINUANCE OF PARTICIPATION

          Any Participating Employer shall be permitted to discontinue or revoke its participation in the Plan at any time. At the time of any such discontinuance or revocation, satisfactory evidence thereof and of any applicable conditions imposed shall be delivered to the Trustee. The Trustee shall thereafter transfer, deliver and assign Contracts and other Trust Fund assets allocable to the Participants of such Participating Employer to such new trustee as shall have been designated by such Participating Employer, in the event that it has established a separate qualified retirement plan for its employees provided, however, that no such transfer shall be made if the result is the elimination or reduction of any "Section 411(d)(6) protected benefits" as described in Section 7.1(c). If no successor is designated, the Trustee shall retain such assets for the Employees of said Participating Employer pursuant to the provisions of the Trust. In no such event shall any part of the corpus or income of the Trust Fund as it relates to such Participating Employer be used for or diverted for purposes other than for the exclusive benefit of the Employees of such Participating Employer.

10.8 ADMINISTRATOR'S AUTHORITY

          The Administrator shall have authority to make any and all necessary rules or regulations, binding upon all Participating Employers and all Participants, to effectuate the purpose of this Article.

          IN WITNESS WHEREOF, this Plan has been executed the day and year first above written.

                                        BlueLinx Corporation


                                        By: /s/ Barbara V. Tinsley
                                            ------------------------------------
                                            General Counsel and Secretary

                                   EXHIBIT 242

LOCATION:                     Little Rock, Arkansas (AR150)
                              Bulk Distribution Center

EMPLOYEES COVERED:            All employees in an hourly job classification not
                              covered by a collective bargaining agreement.

EFFECTIVE DATE OF COVERAGE:   May 7, 2004

PRIOR PLAN:                   None

MAXIMUM BEFORE-TAX
CONTRIBUTION PERCENTAGE:      15%

SPECIAL PROVISIONS:

BONUS CONTRIBUTION:

     Participants are not permitted to make bonus contributions under Section 4.2(a)(1) of the Plan.

VACATION/HOLIDAY CONTRIBUTION:

     A Participant may, in accordance with Section 4.2(a)(3) of the Plan, elect to contribute an amount equal to 100% of any Compensation attributable to vacation days or holidays relinquished minus applicable FICA taxes.

GAINSHARING CONTRIBUTION:

     A Participant may, in accordance with Section 4.2(a)(2) of the Plan, elect to contribute an amount equal to 100% of any gainsharing payment minus applicable FICA taxes.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR PERCENTAGE CONTRIBUTIONS:

     50% of the Before-Tax Contributions credited under Section 3.1(a) of the Plan to the Participant's Before-Tax Matched account (taking into account only contributions up to 4% of Compensation), but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR VACATION/HOLIDAY CONTRIBUTIONS:

     50% of the Before-Tax Contributions credited under Section 4.2(a)(3) of the Plan to the Participant's Before-Tax Matched Account, but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

MAXIMUM BLUELINX CORPORATION MATCHING CONTRIBUTION:

     $400 per Plan Year for any Participant; provided, effective as of January 1, 2002, there will not be a cap on BlueLinx Corporation Matching Contributions.

                                   EXHIBIT 249

Location:                     Lake City, Florida (FL115)
                              Material Handling Center

EMPLOYEES COVERED:            All employees in an hourly job classification not
                              covered by a collective bargaining agreement.

EFFECTIVE DATE OF COVERAGE:   May 7, 2004

PRIOR PLAN:                   None

MAXIMUM BEFORE-TAX
CONTRIBUTION PERCENTAGE:      15%

SPECIAL PROVISIONS:

BONUS CONTRIBUTION:

     Participants are not permitted to make bonus contributions under Section 4.2(a)(1) of the Plan.

VACATION/HOLIDAY CONTRIBUTION:

     A Participant may, in accordance with Section 4.2(a)(3) of the Plan, elect to contribute an amount equal to 100% of any Compensation attributable to vacation days or holidays relinquished minus applicable FICA taxes.

GAINSHARING CONTRIBUTION:

     A Participant may, in accordance with Section 4.2(a)(2) of the Plan, elect to contribute an amount equal to 100% of any gainsharing payment minus applicable FICA taxes.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR PERCENTAGE CONTRIBUTIONS:

     50% of the Before-Tax Contributions credited under Section 3.1(a) of the Plan to the Participant's Before-Tax Matched account (taking into account only contributions up to 4% of Compensation), but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR VACATION/HOLIDAY CONTRIBUTIONS:

     50% of the Before-Tax Contributions credited under Section 4.2(a)(3) of the Plan to the Participant's Before-Tax Matched Account, but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

MAXIMUM BLUELINX CORPORATION MATCHING CONTRIBUTION:

     $400 per Plan Year for any Participant; provided, effective as of January 1, 2002, there will not be a cap on BlueLinx Corporation Matching Contributions.

                                   EXHIBIT 252

LOCATION:                     Tampa, Florida (FL220)
                              Bulk Distribution Center

EMPLOYEES COVERED:            All employees in an hourly job classification not
                              covered by a collective bargaining agreement.

EFFECTIVE DATE OF COVERAGE:   May 7, 2004

PRIOR PLAN:                   None

MAXIMUM BEFORE-TAX
CONTRIBUTION PERCENTAGE:      15%

SPECIAL PROVISIONS:

BONUS CONTRIBUTION:

     Participants are not permitted to make bonus contributions under Section 4.2(a)(1) of the Plan.

VACATION/HOLIDAY CONTRIBUTION:

     A Participant may, in accordance with Section 4.2(a)(3) of the Plan, elect to contribute an amount equal to 100% of any Compensation attributable to vacation days or holidays relinquished minus applicable FICA taxes.

GAINSHARING CONTRIBUTION:

     A Participant may, in accordance with Section 4.2(a)(2) of the Plan, elect to contribute an amount equal to 100% of any gainsharing payment minus applicable FICA taxes.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR PERCENTAGE CONTRIBUTIONS:

     50% of the Before-Tax Contributions credited under Section 3.1(a) of the Plan to the Participant's Before-Tax Matched account (taking into account only contributions up to 4% of Compensation), but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR VACATION/HOLIDAY CONTRIBUTIONS:

     50% of the Before-Tax Contributions credited under Section 4.2(a)(3) of the Plan to the Participant's Before-Tax Matched Account, but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

MAXIMUM BLUELINX CORPORATION MATCHING CONTRIBUTION:

     $400 per Plan Year for any Participant; provided, effective as of January 1, 2002, there will not be a cap on BlueLinx Corporation Matching Contributions.

                                   EXHIBIT 255

LOCATION:                     Boise, Idaho (ID010)
                              Bulk Distribution Center

EMPLOYEES COVERED:            All employees in an hourly job classification not
                              covered by a collective bargaining agreement.

EFFECTIVE DATE OF COVERAGE:   May 7, 2004

PRIOR PLAN:                   None

MAXIMUM BEFORE-TAX
CONTRIBUTION PERCENTAGE:      15%

SPECIAL PROVISIONS:

BONUS CONTRIBUTION:

     Participants are not permitted to make bonus contributions under Section 4.2(a)(1) of the Plan.

VACATION/HOLIDAY CONTRIBUTION:

     A Participant may, in accordance with Section 4.2(a)(3) of the Plan, elect to contribute an amount equal to 100% of any Compensation attributable to vacation days or holidays relinquished minus applicable FICA taxes.

GAINSHARING CONTRIBUTION:

     A Participant may, in accordance with Section 4.2(a)(2) of the Plan, elect to contribute an amount equal to 100% of any gainsharing payment minus applicable FICA taxes.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR PERCENTAGE CONTRIBUTIONS:

     50% of the Before-Tax Contributions credited under Section 3.1(a) of the Plan to the Participant's Before-Tax Matched account (taking into account only contributions up to 4% of Compensation), but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR VACATION/HOLIDAY CONTRIBUTIONS:

     50% of the Before-Tax Contributions credited under Section 4.2(a)(3) of the Plan to the Participant's Before-Tax Matched Account, but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

MAXIMUM BLUELINX CORPORATION MATCHING CONTRIBUTION:

     $400 per Plan Year for any Participant; provided, effective January 1, 2002, there will not be a cap on BlueLinx Corporation Matching Contributions.

                                   EXHIBIT 259

LOCATION:                     Baton Rouge, Louisiana (LA020)
                              Bulk Distribution Center

EMPLOYEES COVERED:            All employees in an hourly job classification not
                              covered by a collective bargaining agreement.

EFFECTIVE DATE OF COVERAGE:   May 7, 2004

PRIOR PLAN:                   None

MAXIMUM BEFORE-TAX
CONTRIBUTION PERCENTAGE:      15%

SPECIAL PROVISIONS:

BONUS CONTRIBUTION:

     Participants are not permitted to make bonus contributions under Section 4.2(a)(1) of the Plan.

VACATION/HOLIDAY CONTRIBUTION:

     A Participant may, in accordance with Section 4.2(a)(3) of the Plan, elect to contribute an amount equal to 100% of any Compensation attributable to vacation days or holidays relinquished minus applicable FICA taxes.

GAINSHARING CONTRIBUTION:

     A Participant may, in accordance with Section 4.2(a)(2) of the Plan, elect to contribute an amount equal to 100% of any gainsharing payment minus applicable FICA taxes.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR PERCENTAGE CONTRIBUTIONS:

     50% of the Before-Tax Contributions credited under Section 3.1(a) of the Plan to the Participant's Before-Tax Matched account (taking into account only contributions up to 4% of Compensation), but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR VACATION/HOLIDAY CONTRIBUTIONS:

     50% of the Before-Tax Contributions credited under Section 4.2(a)(3) of the Plan to the Participant's Before-Tax Matched Account, but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

MAXIMUM BLUELINX CORPORATION MATCHING CONTRIBUTION:

     $400 per Plan Year for any Participant; provided, effective as of January 1, 2002, there will be no cap on BlueLinx Corporation Matching Contributions.

                                  EXHIBIT 261A

LOCATION:                     Shreveport, Louisiana (LA100)
                              Bulk Distribution Center

EMPLOYEES COVERED:            All employees in an hourly job classification
                              covered by a collective bargaining agreement with Union.

UNION:                        UBC - Southern Council of Industrial Workers,
                              Local 2345

EFFECTIVE DATE OF COVERAGE:   May 7, 2004

PRIOR PLAN:                   None

MAXIMUM BEFORE-TAX
CONTRIBUTION PERCENTAGE:      15%

SPECIAL PROVISIONS:

BONUS CONTRIBUTION:

     Participants are not permitted to make bonus contributions under Section 4.2(a)(1) of the Plan.

VACATION/HOLIDAY CONTRIBUTION:

     A Participant may, in accordance with Section 4.2(a)(3) of the Plan, elect to contribute an amount equal to 100% of any Compensation attributable to vacation days or holidays relinquished minus applicable FICA taxes.

GAINSHARING CONTRIBUTION:

     A Participant may, in accordance with Section 4.2(a)(2) of the Plan, elect to contribute an amount equal to 100% of any gainsharing payment minus applicable FICA taxes.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR PERCENTAGE CONTRIBUTIONS:

     25% of the Before-Tax Contributions credited under Section 3.1(a) of the Plan to the Participant's Before-Tax Matched account (taking into account only contributions up to 4% of Compensation), but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR VACATION/HOLIDAY CONTRIBUTIONS:

     25% of the Before-Tax Contributions credited under Section 4.2(a)(3) of the Plan to the Participant's Before-Tax Matched Account, but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

MAXIMUM BLUELINX CORPORATION MATCHING CONTRIBUTION:

     $400 per Plan Year for any Participant; effective as of January 1, 2004, $600 per Plan Year for any Participant.

                                  EXHIBIT 261B

LOCATION:                     Shreveport, Louisiana (LA100)
                              Bulk Distribution Center

EMPLOYEES COVERED:            All employees in an hourly job classification not
                              covered by a collective bargaining agreement.

EFFECTIVE DATE OF COVERAGE:   May 7, 2004

PRIOR PLAN:                   None

MAXIMUM BEFORE-TAX
CONTRIBUTION PERCENTAGE:      15%

SPECIAL PROVISIONS:

BONUS CONTRIBUTION:

     Participants are not permitted to make bonus contributions under Section 4.2(a)(1) of the Plan.

VACATION/HOLIDAY CONTRIBUTION:

     A Participant may, in accordance with Section 4.2(a)(3) of the Plan, elect to contribute an amount equal to 100% of any Compensation attributable to vacation days or holidays relinquished minus applicable FICA taxes.

GAINSHARING CONTRIBUTION:

     A Participant may, in accordance with Section 4.2(a)(2) of the Plan, elect to contribute an amount equal to 100% of any gainsharing payment minus applicable FICA taxes.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR PERCENTAGE CONTRIBUTIONS:

     25% of the Before-Tax Contributions credited under Section 3.1(a) of the Plan to the Participant's Before-Tax Matched account (taking into account only contributions up to 4% of Compensation), but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR VACATION/HOLIDAY CONTRIBUTIONS:

     25% of the Before-Tax Contributions credited under Section 4.2(a)(3) of the Plan to the Participant's Before-Tax Matched Account, but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

MAXIMUM BLUELINX CORPORATION MATCHING CONTRIBUTION:

     $400 per Plan Year for any Participant. Effective as of January 1, 2004 $600 per Plan Year for any Participant.

                                   EXHIBIT 273

LOCATION:                     Raleigh, North Carolina (NC214)
                              Triad Distribution Center

EMPLOYEES COVERED:            All employees in an hourly job classification not
                              covered by a collective bargaining agreement.

EFFECTIVE DATE OF COVERAGE:   May 7, 2004

PRIOR PLAN:                   None

MAXIMUM BEFORE-TAX
CONTRIBUTION PERCENTAGE:      15%

SPECIAL PROVISIONS:

BONUS CONTRIBUTION:

     Participants are not permitted to make bonus contributions under Section 4.2(a)(1) of the Plan.

VACATION/HOLIDAY CONTRIBUTION:

     A Participant may, in accordance with Section 4.2(a)(3) of the Plan, elect to contribute an amount equal to 100% of any Compensation attributable to vacation days or holidays relinquished minus applicable FICA taxes.

GAINSHARING CONTRIBUTION:

     A Participant may, in accordance with Section 4.2(a)(2) of the Plan, elect to contribute an amount equal to 100% of any gainsharing payment minus applicable FICA taxes.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR PERCENTAGE CONTRIBUTIONS:

     50% of the Before-Tax Contributions credited under Section 3.1(a) of the Plan to the Participant's Before-Tax Matched account (taking into account only contributions up to 4% of Compensation), but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR VACATION/HOLIDAY CONTRIBUTIONS:

     50% of the Before-Tax Contributions credited under Section 4.2(a)(3) of the Plan to the Participant's Before-Tax Matched Account, but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

MAXIMUM BLUELINX CORPORATION MATCHING CONTRIBUTION:

     $400 per Plan Year for any Participant; provided, effective as of January 1, 2002, there will be no cap on BlueLinx Corporation Matching Contributions.

                                   EXHIBIT 276

LOCATION:                     Albuquerque, New Mexico (NM010)
                              Full Mix Distribution Center

EMPLOYEES COVERED:            All employees in an hourly job classification not
                              covered by a collective bargaining agreement.

EFFECTIVE DATE OF COVERAGE:   May 7, 2004

PRIOR PLAN:                   None

MAXIMUM BEFORE-TAX
CONTRIBUTION PERCENTAGE:      15%

SPECIAL PROVISIONS:

BONUS CONTRIBUTION:

     Participants are not permitted to make bonus contributions under Section 4.2(a)(1) of the Plan.

VACATION/HOLIDAY CONTRIBUTION:

     A Participant may, in accordance with Section 4.2(a)(3) of the Plan, elect to contribute an amount equal to 100% of any Compensation attributable to vacation days or holidays relinquished minus applicable FICA taxes.

GAINSHARING CONTRIBUTION:

     A Participant may, in accordance with Section 4.2(a)(2) of the Plan, elect to contribute an amount equal to 100% of any gainsharing payment minus applicable FICA taxes.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR PERCENTAGE CONTRIBUTIONS:

     50% of the Before-Tax Contributions credited under Section 3.1(a) of the Plan to the Participant's Before-Tax Matched account (taking into account only contributions up to 4% of Compensation), but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR VACATION/HOLIDAY CONTRIBUTIONS:

     50% of the Before-Tax Contributions credited under Section 4.2(a)(3) of the Plan to the Participant's Before-Tax Matched Account, but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

MAXIMUM BLUELINX CORPORATION MATCHING CONTRIBUTION:

     $400 per Plan Year for any Participant; provided, effective as of January 1, 2002, there will be no cap on BlueLinx Corporation Matching Contributions.

                                   EXHIBIT 281

LOCATION:                     Allentown, Pennsylvania (PA010)
                              Distribution Center

EMPLOYEES COVERED:            All employees in an hourly job classification not
                              covered by a collective bargaining agreement.

EFFECTIVE DATE OF COVERAGE:   May 7, 2004

PRIOR PLAN:                   None

MAXIMUM BEFORE-TAX
CONTRIBUTION PERCENTAGE:      15%

SPECIAL PROVISIONS:

BONUS CONTRIBUTION:

     Participants are not permitted to make bonus contributions under Section 4.2(a)(1) of the Plan.

VACATION/HOLIDAY CONTRIBUTION:

     A Participant may, in accordance with Section 4.2(a)(3) of the Plan, elect to contribute an amount equal to 100% of any Compensation attributable to vacation days or holidays relinquished minus applicable FICA taxes.

GAINSHARING CONTRIBUTION:

     A Participant may, in accordance with Section 4.2(a)(2) of the Plan, elect to contribute an amount equal to 100% of any gainsharing payment minus applicable FICA taxes.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR PERCENTAGE CONTRIBUTIONS:

     50% of the Before-Tax Contributions credited under Section 3.1(a) of the Plan to the Participant's Before-Tax Matched account (taking into account only contributions up to 4% of Compensation), but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR VACATION/HOLIDAY CONTRIBUTIONS:

     50% of the Before-Tax Contributions credited under Section 4.2(a)(3) of the Plan to the Participant's Before-Tax Matched Account, but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

MAXIMUM BLUELINX CORPORATION MATCHING CONTRIBUTION:

     $400 per Plan Year for any Participant; provided, effective as of January 1, 2002, there will be no cap on BlueLinx Corporation Matching Contributions.

                                   EXHIBIT 283

LOCATION:                     Whiteville, North Carolina (NC300)
                              Distribution Center

EMPLOYEES COVERED:            All employees in an hourly job classification not
                              covered by a collective bargaining agreement.

EFFECTIVE DATE OF COVERAGE:   May 7, 2004

PRIOR PLAN:                   None

MAXIMUM BEFORE-TAX
CONTRIBUTION PERCENTAGE:      15%

SPECIAL PROVISIONS:

BONUS CONTRIBUTION:

     Participants are not permitted to make bonus contributions under Section 4.2(a)(1) of the Plan.

VACATION/HOLIDAY CONTRIBUTION:

     A Participant may, in accordance with Section 4.2(a)(3) of the Plan, elect to contribute an amount equal to 100% of any Compensation attributable to vacation days or holidays relinquished minus applicable FICA taxes.

GAINSHARING CONTRIBUTION:

     A Participant may, in accordance with Section 4.2(a)(2) of the Plan, elect to contribute an amount equal to 100% of any gainsharing payment minus applicable FICA taxes.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR PERCENTAGE CONTRIBUTIONS:

     50% of the Before-Tax Contributions credited under Section 3.1(a) of the Plan to the Participant's Before-Tax Matched account (taking into account only contributions up to 4% of Compensation), but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR VACATION/HOLIDAY CONTRIBUTIONS:

     50% of the Before-Tax Contributions credited under Section 4.2(a)(3) of the Plan to the Participant's Before-Tax Matched Account, but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

MAXIMUM BLUELINX CORPORATION MATCHING CONTRIBUTION:

     $400 per Plan Year for any Participant; provided, effective as of January 1, 2002, there will be no cap on BlueLinx Corporation Matching Contributions.

                                   EXHIBIT 289

LOCATION:                     Nashville, Tennessee (TN060)
                              Bulk Depot

EMPLOYEES COVERED:            All employees in an hourly job classification not
                              covered by a collective bargaining agreement.

EFFECTIVE DATE OF COVERAGE:   May 7, 2004

PRIOR PLAN:                   None

MAXIMUM BEFORE-TAX
CONTRIBUTION PERCENTAGE:      15%

SPECIAL PROVISIONS:

BONUS CONTRIBUTION:

     Participants are not permitted to make bonus contributions under Section 4.2(a)(1) of the Plan.

VACATION/HOLIDAY CONTRIBUTION:

     A Participant may, in accordance with Section 4.2(a)(3) of the Plan, elect to contribute an amount equal to 100% of any Compensation attributable to vacation days or holidays relinquished minus applicable FICA taxes.

GAINSHARING CONTRIBUTION:

     A Participant may, in accordance with Section 4.2(a)(2) of the Plan, elect to contribute an amount equal to 100% of any gainsharing payment minus applicable FICA taxes.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR PERCENTAGE CONTRIBUTIONS:

     50% of the Before-Tax Contributions credited under Section 3.1(a) of the Plan to the Participant's Before-Tax Matched account (taking into account only contributions up to 4% of Compensation), but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR VACATION/HOLIDAY CONTRIBUTIONS:

     50% of the Before-Tax Contributions credited under Section 4.2(a)(3) of the Plan to the Participant's Before-Tax Matched Account, but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

MAXIMUM BLUELINX CORPORATION MATCHING CONTRIBUTION:

     $400 per Plan Year for any Participant; provided, effective as of January 1, 2002, there will be no cap on BlueLinx Corporation Matching Contributions.

                                   EXHIBIT 292

LOCATION:                     Harlingen, Texas (TX130)
                              Bulk Distribution Center

EMPLOYEES COVERED:            All employees in an hourly job classification not
                              covered by a collective bargaining agreement.

EFFECTIVE DATE OF COVERAGE:   May 7, 2004

PRIOR PLAN:                   None

MAXIMUM BEFORE-TAX
CONTRIBUTION PERCENTAGE:      15%

SPECIAL PROVISIONS:

BONUS CONTRIBUTION:

     Participants are not permitted to make bonus contributions under Section 4.2(a)(1) of the Plan.

VACATION/HOLIDAY CONTRIBUTION:

     A Participant may, in accordance with Section 4.2(a)(3) of the Plan, elect to contribute an amount equal to 100% of any Compensation attributable to vacation days or holidays relinquished minus applicable FICA taxes.

GAINSHARING CONTRIBUTION:

     A Participant may, in accordance with Section 4.2(a)(2) of the Plan, elect to contribute an amount equal to 100% of any gainsharing payment minus applicable FICA taxes.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR PERCENTAGE CONTRIBUTIONS:

     50% of the Before-Tax Contributions credited under Section 3.1(a) of the Plan to the Participant's Before-Tax Matched account (taking into account only contributions up to 4% of Compensation), but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR VACATION/HOLIDAY CONTRIBUTIONS:

     50% of the Before-Tax Contributions credited under Section 4.2(a)(3) of the Plan to the Participant's Before-Tax Matched Account, but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

MAXIMUM BLUELINX CORPORATION MATCHING CONTRIBUTION:

     $400 per Plan Year for any Participant; provided, effective as of January 1, 2002, there will be no cap on BlueLinx Corporation Matching Contributions.

                                   EXHIBIT 295

LOCATION:                     San Antonio, Texas (TX240)
                              Bulk Distribution Center

EMPLOYEES COVERED:            All employees in an hourly job classification not
                              covered by a collective bargaining agreement.

EFFECTIVE DATE OF COVERAGE:   May 7, 2004

PRIOR PLAN:                   None

MAXIMUM BEFORE-TAX
CONTRIBUTION PERCENTAGE:      15%

SPECIAL PROVISIONS:

BONUS CONTRIBUTION:

     Participants are not permitted to make bonus contributions under Section 4.2(a)(1) of the Plan.

VACATION/HOLIDAY CONTRIBUTION:

     A Participant may, in accordance with Section 4.2(a)(3) of the Plan, elect to contribute an amount equal to 100% of any Compensation attributable to vacation days or holidays relinquished minus applicable FICA taxes.

GAINSHARING CONTRIBUTION:

     A Participant may, in accordance with Section 4.2(a)(2) of the Plan, elect to contribute an amount equal to 100% of any gainsharing payment minus applicable FICA taxes.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR PERCENTAGE CONTRIBUTIONS:

     50% of the Before-Tax Contributions credited under Section 3.1(a) of the Plan to the Participant's Before-Tax Matched account (taking into account only contributions up to 4% of Compensation), but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR VACATION/HOLIDAY CONTRIBUTIONS:

     50% of the Before-Tax Contributions credited under Section 4.2(a)(3) of the Plan to the Participant's Before-Tax Matched Account, but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

MAXIMUM BLUELINX CORPORATION MATCHING CONTRIBUTION:

     $400 per Plan Year for any Participant; provided, effective January 1, 2002, there will be no cap on BlueLinx Corporation Matching Contributions.

                                  EXHIBIT 297A

LOCATION:                     Richmond, Virginia (VA060)
                              Bulk Distribution Center

EMPLOYEES COVERED:            All employees in an hourly job classification
                              covered by a collective bargaining agreement with Union.

UNION:                        International Brotherhood of Teamsters and General
                              Teamsters, Local 592

EFFECTIVE DATE OF COVERAGE:   May 7, 2004

PRIOR PLAN:                   None

MAXIMUM BEFORE-TAX
CONTRIBUTION PERCENTAGE:      15%

SPECIAL PROVISIONS:

BONUS CONTRIBUTION:

     A Participant may, in accordance with Section 4.2(a)(1) of the Plan, elect to contribute an amount equal to 100% of any contract ratification bonus described in the applicable collective bargaining agreement which is included in Compensation for purposes of this Plan minus applicable FICA taxes.

VACATION/HOLIDAY CONTRIBUTION:

     A Participant may, in accordance with Section 4.2(a)(3) of the Plan, elect to contribute an amount equal to 100% of any Compensation attributable to vacation days or holidays relinquished pursuant to the applicable collective bargaining agreement minus applicable FICA taxes.

GAINSHARING CONTRIBUTION:

     A Participant may, in accordance with Section 4.2(a)(2) of the Plan, elect to contribute an amount equal to 100% of any gainsharing payment minus applicable FICA taxes.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR PERCENTAGE CONTRIBUTIONS:

     25% of the Before-Tax Contributions credited under Section 3.1(a) of the Plan to the Participant's Before-Tax Matched account (taking into account only contributions up to 4% of Compensation), but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR VACATION/HOLIDAY CONTRIBUTIONS:

     25% of the Before-Tax Contributions credited under Section 4.2(a)(3) of the Plan to the Participant's Before-Tax Matched Account, but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

MAXIMUM BLUELINX CORPORATION MATCHING CONTRIBUTION:

     $400 per Plan Year for any Participant or effective January 1, 2003, $500 per Plan Year for any Participant; effective January 1, 2005 $600 per Plan Year for any Participant and effective January 1, 2007, $800 per Plan Year for any Participant.

                                  EXHIBIT 297B

LOCATION:                     Richmond, Virginia (VA060)
                              Bulk Distribution Center

EMPLOYEES COVERED:            All employees in an hourly job classification not
                              covered by a collective bargaining agreement.

EFFECTIVE DATE OF COVERAGE:   May 7, 2004

PRIOR PLAN:                   None

MAXIMUM BEFORE-TAX
CONTRIBUTION PERCENTAGE:      15%

SPECIAL PROVISIONS:

BONUS CONTRIBUTION:

     Participants are not permitted to make bonus contributions under Section 4.2(a)(1) of the Plan.

VACATION/HOLIDAY CONTRIBUTION:

     A Participant may, in accordance with Section 4.2(a)(3) of the Plan, elect to contribute an amount equal to 100% of any Compensation attributable to vacation days or holidays relinquished minus applicable FICA taxes.

GAINSHARING CONTRIBUTION:

     A Participant may, in accordance with Section 4.2(a)(2) of the Plan, elect to contribute an amount equal to 100% of any gainsharing payment minus applicable FICA taxes.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR PERCENTAGE CONTRIBUTIONS:

     25% of the Before-Tax Contributions credited under Section 3.1(a) of the Plan to the Participant's Before-Tax Matched account (taking into account only contributions up to 4% of Compensation), but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR VACATION/HOLIDAY CONTRIBUTIONS:

     25% of the Before-Tax Contributions credited under Section 4.2(a)(3) of the Plan to the Participant's Before-Tax Matched Account, but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

MAXIMUM BLUELINX CORPORATION MATCHING CONTRIBUTION:

     $400 per Plan Year for any Participant or effective January 1, 2003, $500 per Plan Year for any Participant; effective January 1, 2005 $600 per Plan Year for any Participant and effective January 1, 2007, $800 per Plan Year for any Participant.

                                   EXHIBIT 298

LOCATION:                     Burlington, Vermont (VT010)
                              Bulk Distribution Center

EMPLOYEES COVERED:            All employees in an hourly job classification not
                              covered by a collective bargaining agreement.

EFFECTIVE DATE OF COVERAGE:   May 7, 2004

PRIOR PLAN:                   None

MAXIMUM BEFORE-TAX
CONTRIBUTION PERCENTAGE:      15%

SPECIAL PROVISIONS:

BONUS CONTRIBUTION:

     Participants are not permitted to make bonus contributions under Section 4.2(a)(1) of the Plan.

VACATION/HOLIDAY CONTRIBUTION:

     A Participant may, in accordance with Section 4.2(a)(3) of the Plan, elect to contribute an amount equal to 100% of any Compensation attributable to vacation days or holidays relinquished minus applicable FICA taxes.

GAINSHARING CONTRIBUTION:

     A Participant may, in accordance with Section 4.2(a)(2) of the Plan, elect to contribute an amount equal to 100% of any gainsharing payment minus applicable FICA taxes.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR PERCENTAGE CONTRIBUTIONS:

     50% of the Before-Tax Contributions credited under Section 3.1(a) of the Plan to the Participant's Before-Tax Matched account (taking into account only contributions up to 4% of Compensation), but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR VACATION/HOLIDAY CONTRIBUTIONS:

     50% of the Before-Tax Contributions credited under Section 4.2(a)(3) of the Plan to the Participant's Before-Tax Matched Account, but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

MAXIMUM BLUELINX CORPORATION MATCHING CONTRIBUTION:

     $400 per Plan Year for any Participant; provided, effective as of January 1, 2002, there will be no cap on BlueLinx Corporation Matching Contributions.